GSAA 2005-15          Preliminary Structural and              December 6, 2005
                        Collateral Term Sheet
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                                                       Free Writing Prospectus
                                                    Filed Pursuant to Rule 433
                                      Registration Statement No. 333-120274-38



                            GSAA 2005-15 TERM SHEET



                   IMPORTANT NOTICE REGARDING THE CONDITIONS
                 FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

               STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.







    IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

       ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE
         BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING
          PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT
         CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO
       REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND
           MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING
       CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE
       DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN
      AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN
                     SENT VIA BLOOMBERG OR ANOTHER SYSTEM.


                                       1


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
GSAA 2005-15                              Preliminary Structural and Collateral Term Sheet                        December 6, 2005

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


                                                            $879,110,000
                                                            (Approximate)
                                                   GSAA Home Equity Trust 2005-15
                                               GS Mortgage Securities Corp., Depositor
                                                      Asset-Backed Certificates

Overview of the Offered Certificates
------------------------------------

--------------------- ---------------------- -------------- --------------------- ------------- ----------------------- ------------
                                                                                    Expected
                                                                  Primary            Credit                              Estimated
                           Approximate        Certificate        Collateral         Support      Initial Pass-Through    Avg. Life
    Certificates      Principal Balance(1)       Type              Group              (3)              Rate (4)          (yrs) (5)
--------------------- ---------------------- -------------- --------------------- ------------- ----------------------- ------------
        1A1                    $243,018,000       Sr            Group I (2)          15.45%          LIBOR + [ ]%          2.42
        1A2                     $27,002,000       Sr            Group I (2)          6.05%           LIBOR + [ ]%          2.42
        2A1                    $330,189,000       Sr            Group II (2)         6.05%           LIBOR + [ ]%          1.00
        2A2                    $106,236,000       Sr            Group II (2)         6.05%           LIBOR + [ ]%          3.00
        2A3                    $115,046,000       Sr            Group II (2)         15.45%          LIBOR + [ ]%          5.60
        2A4                     $12,783,000       Sr            Group II (2)         6.05%           LIBOR + [ ]%          5.60
        M-1                     $10,655,000       Sub          Group I and II        4.85%           LIBOR + [ ]%          4.42
        M-2                      $6,215,000       Sub          Group I and II        4.15%           LIBOR + [ ]%          4.41
        M-3                      $5,327,000       Sub          Group I and II        3.55%           LIBOR + [ ]%          4.41
        M-4                      $4,883,000       Sub          Group I and II        3.00%           LIBOR + [ ]%          4.41
        M-5                      $4,439,000       Sub          Group I and II        2.50%           LIBOR + [ ]%          4.38
        M-6                      $4,439,000       Sub          Group I and II        2.00%           LIBOR + [ ]%          4.32
        B-1                      $4,439,000       Sub          Group I and II        1.50%           LIBOR + [ ]%          4.15
        B-2                      $4,439,000       Sub          Group I and II        1.00%           LIBOR + [ ]%          3.82
--------------------- ---------------------- -------------- --------------------- ------------- ----------------------- ------------
       TOTAL                   $879,110,000
--------------------- ---------------------- -------------- --------------------- ------------- ----------------------- ------------

--------------------- ---------------------- ----------------------

                                                 S&P /Moody's
                        Principal Payment          Expected
    Certificates         Window (5) (6)             Ratings
--------------------- ---------------------- ----------------------
        1A1                01/06-05/12              AAA/Aaa
        1A2                01/06-05/12              AAA/Aaa
        2A1                01/06-03/08              AAA/Aaa
        2A2                03/08-12/09              AAA/Aaa
        2A3                12/09-05/12              AAA/Aaa
        2A4                12/09-05/12              AAA/Aaa
        M-1                02/09-05/12              AA+/Aa1
        M-2                02/09-05/12              AA+/Aa2
        M-3                02/09-05/12              AA/Aa3
        M-4                02/09-05/12              AA-/A1
        M-5                01/09-05/12               A+/A2
        M-6                01/09-05/12               A/A3
        B-1                01/09-10/11              A-/Baa1
        B-2                01/09-01/11             BBB/Baa3
--------------------- ---------------------- ----------------------
       TOTAL
--------------------- ---------------------- ----------------------

Overview of the Non-offered Certificates
----------------------------------------
--------------------- ----------------------- ------------- --------------------- ------------- ----------------------- ------------
        B-3                       $4,439,000      Sub           Group I and II       0.50%               [ ]%               N/A
--------------------- ----------------------- ------------- --------------------- ------------- ----------------------- ------------

Overview of the Non-offered Certificates

----------------------------------------
--------------------- ------------------- ----------------------
        B-3                 N/A                    N/A
--------------------- ------------------- ----------------------

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(1) The initial aggregate principal balance of the Principal Certificates will be subject to an upward or downward variance of no more than approximately 5%. The principal balances of the Principal Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled one month at 6% CPR.
(2) The Class 1A1, Class 1A2, Class 2A1, Class 2A2, Class 2A3 and Class 2A4 Certificates are entitled to receive principal payments primarily from the primary collateral group indicated. Under certain circumstances, the Class 1A1, Class 1A2, Class 2A1, Class 2A2, Class 2A3 and Class 2A4 Certificates may receive principal payments from the other collateral group.
(3) Fully funded overcollateralization of approximately 0.50%.
(4) See the "Structure of the Certificates" section of this Term Sheet for more information on the Pass-Through-Rates of the Principal Certificates.
(5) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Optional Clean-up Call on all certificates.
(6) The stated final maturity date for the certificates is the Distribution Date in January 2036.


Selected Mortgage Pool Data (7)
-------------------------------
------------------------------------------------------- ------------------------------- ------------------------------
                                                                   Group I                        Group II
------------------------------------------------------- ------------------------------- ------------------------------
Scheduled Principal Balance:                                      $288,918,571                   $603,737,148
Number of Mortgage Loans:                                                1,346                          2,230
Average Scheduled Principal Balance:                                  $214,650                       $270,734
Interest Only Loans:                                                    90.97%                         92.53%
Weighted Average Gross Coupon:                                          6.194%                         6.245%
Weighted Average Net Coupon(8):                                         5.922%                         5.978%
Non-zero Weighted Average FICO Score:                                      712                            714
Weighted Average Original LTV Ratio:                                    77.94%                         77.70%
Weighted Average Stated Remaining Term (months):                           359                            359
Weighted Average Seasoning (months):                                         1                              1
Weighted Average Months to Roll:                                            57                             53
Weighted Average Gross Margin:                                           2.41%                          2.48%
Weighted Average Initial Rate Cap:                                       4.76%                          4.60%
Weighted Average Periodic Rate Cap:                                      1.73%                          1.61%
Weighted Average Gross Maximum Lifetime Rate:                           11.42%                         11.56%
------------------------------------------------------- ------------------------------- ------------------------------


Selected Mortgage Pool Data (7)
-------------------------------
------------------------------------------------------- -------------------------------
                                                                  Aggregate
------------------------------------------------------- -------------------------------
Scheduled Principal Balance:                                     $892,655,719
Number of Mortgage Loans:                                               3,576
Average Scheduled Principal Balance:                                 $249,624
Interest Only Loans:                                                   92.03%
Weighted Average Gross Coupon:                                         6.229%
Weighted Average Net Coupon(8):                                        5.960%
Non-zero Weighted Average FICO Score:                                     713
Weighted Average Original LTV Ratio:                                   77.78%
Weighted Average Stated Remaining Term (months):                          359
Weighted Average Seasoning (months):                                        1
Weighted Average Months to Roll:                                           54
Weighted Average Gross Margin:                                          2.46%
Weighted Average Initial Rate Cap:                                      4.65%
Weighted Average Periodic Rate Cap:                                     1.65%
Weighted Average Gross Maximum Lifetime Rate:                          11.52%
------------------------------------------------------- -------------------------------


(7) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(8) The Weighted Average Net Coupon is equivalent to the Weighted Average
    Gross Coupon less the Servicing Fee and any lender-paid mortgage insurance.



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This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                       2

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
GSAA 2005-15                              Preliminary Structural and Collateral Term Sheet                          December 6, 2005

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

Features of the Transaction
---------------------------

|X| The mortgage loans in the transaction consist of Alt-A type, adjustable rate, first lien residential mortgage loans (the "Mortgage Loans") originated or acquired by Countrywide Home Loans, Inc. ("Countrywide")
      (50.76%), GreenPoint Mortgage Funding, Inc. ("GreenPoint") (30.21%) and
      National City Mortgage Co. ("NatCity") (19.03%).

|X|   The Mortgage Loans will be serviced or sub-serviced by Countrywide Home
      Loans Servicing LP ("Countrywide Servicing") (50.76%), GreenPoint
      (30.21%) and NatCity (19.03%).

|X| Credit support for the certificates will be provided through a senior/subordinate structure, upfront fully funded overcollateralization of approximately 0.50%, excess spread and mortgage insurance.

|X| None of the Mortgage Loans are classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of 1994, as amended or (b)
      "high cost" loans under any other applicable state, federal or local law.

|X| None of the Mortgage Loans secured by a property in the state of Georgia were originated between October 1, 2002 and March 7, 2003.

|X| The transaction will be modeled on INTEX as GSAA0515 and on Bloomberg as GSAA 05-15.

|X| This transaction will contain a swap agreement with an initial swap notional amount of approximately $879,110,000. The swap notional amount will amortize in accordance with the swap schedule. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust will be obligated to pay an amount equal to a per annum rate of 4.8500% (on a 30/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR
      Certificates to the swap provider and the trust will be entitled to receive an amount equal to a per annum rate of one-month LIBOR (on an actual/360 basis), on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates from the swap provider. See page 24 for swap agreement details.

|X| The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.


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


Time Table
----------

Expected Closing Date:                  December 29, 2005

Cut-Off Date:                           December 1, 2005

Statistical Calculation Date:           November 1, 2005

Expected Pricing Date:                  On or before December 9, 2005

First Distribution Date:                January 25, 2006


Key Terms
---------

Offered Certificates:                   Class A, Class M, Class B-1 and Class B-2 Certificates

Non-Offered Certificates:               Class B-3 Certificates, Class X Certificates and Class R Certificates

LIBOR Certificates:                     Class A, Class M, Class B-1 and Class B-2 Certificates

Principal Certificates:                 Class A, Class M and Class B Certificates

Class A Certificates:                   Class 1A and Class 2A Certificates

Class 1A Certificates:                  Class 1A1 and Class 1A2 Certificates

Class 2A Certificates:                  Class 2A1, Class 2A2, Class 2A3 and Class 2A4 Certificates

Class M Certificates:                   Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates

Class B Certificates:                   Class B-1, Class B-2 and Class B-3 Certificates



------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman,
Sachs & Co. imposing any limitation of any kind.

                                       3

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GSAA 2005-15                              Preliminary Structural and Collateral Term Sheet                          December 6, 2005

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
Class R Certificates:                   Class R-1 and Class R-2 Certificates. The Class R Certificates are not being offered hereby.

Depositor:                              GS Mortgage Securities Corp.

Subordinate Certificates:               Class M and Class B Certificates

Underwriter:                            Goldman, Sachs & Co.

Servicers:                              Countrywide, GreenPoint and NatCity

Trustee:                                HSBC Bank USA, National Association

Securities Administrator:               Wells Fargo Bank, N.A.

Master Servicer:                        Wells Fargo Bank, N.A.

Custodian:                              Deutsche Bank National Trust Company

Swap Provider:                          TBD

Servicing Fee Rates:                    25.0 bps (53.91%)

                                        25.0 bps, increasing to 37.5 bps after the initial interest rate adjustment date (43.12%)

                                        37.5 bps (2.97%)

Expense Fee Rate:                       The Servicing Fee Rate and any lender-paid mortgage insurance

Distribution Date:                      25th day of the month or the next Business Day

Record Date:                            For any Distribution Date, the last Business Day of the Interest Accrual Period.

Delay Days:                             24 day delay on the Non-Offered Certificates

                                        0 day delay on the Offered Certificates

Day Count:                              Actual/360 basis for the LIBOR Certificates and 30/360 basis for the Non-Offered
                                        Certificates.

Prepayment Period:                      The calendar month prior to the Distribution Date

Due Period:                             The period commencing on the second day of the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which
                                        Distribution Date occurs.

Interest Accrual Period:                For the LIBOR Certificates, from the prior Distribution Date to the day prior to the current
                                        Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date. For the Non-Offered Certificates, the calendar month immediately preceding the then current Distribution Date.

Pricing Prepayment Assumption:          30% CPR

Group I Mortgage Loans:                 Approximately $288,918,571 of Mortgage Loans with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Fannie Mae and Freddie Mac.

Group II Mortgage Loans:                Approximately $603,737,148 of Mortgage Loans with original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Fannie Mae and Freddie Mac.


------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman,
Sachs & Co. imposing any limitation of any kind.

                                       4

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GSAA 2005-15                              Preliminary Structural and Collateral Term Sheet                          December 6, 2005

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
Excess Spread:                          The initial weighted average net coupon of the mortgage pool will be greater than the interest payments on the Principal Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Statistical Calculation Date rolled one month at 6% CPR:

                                        Initial Gross WAC (1):                                                       6.2287%

                                           Less Fees & Expenses (2):                                                 0.2687%
                                                                                                              ----------------------

                                        Net WAC (1):                                                                 5.9600%

                                           Less Initial Principal Certificate Coupon (Approx.)(1)(3):                4.5249%

                                           Less Initial Swap Outflow:(3)                                             0.5333%
                                                                                                              ----------------------
                                        Initial Excess Spread (1):                                                   0.9018%

                                            (1) This amount will vary on each distribution date based on changes to the weighted average interest rate on the Mortgage Loans as well as any changes in day count.


                                            (2) Includes the Servicing Fee and any lender-paid mortgage insurance.


                                            (3) Assumes 1-month LIBOR equal to 4.3113%, initial marketing spreads and a 30-day month. This amount will vary on each distribution date based on changes to the weighted average Pass-Through Rates on the Principal Certificates as well as any changes in day count.

Servicer Advancing:                     Yes, as to principal and interest, subject to recoverability.

Compensating Interest:                  Each Servicer shall provide Compensating Interest equal to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage Loans for the related Distribution
                                        Date resulting from voluntary principal prepayments on the Mortgage Loans during the related
                                        Prepayment Period and (B) (i) half of its aggregate Servicing Fee received for the related
                                        Distribution Date in the case of Countrywide Servicing and GreenPoint or (ii) its aggregate
                                        Servicing Fee received for the related Distribution Date in the case of NatCity.

Optional Clean-up Call:                 The transaction has a 10% optional clean-up call.

Rating Agencies:                        Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and
                                        Moody's Investors Service, Inc.

Minimum Denomination:                   $50,000 with regard to each of the Offered Certificates.

Legal Investment:                       It is anticipated that the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and the Class
                                        R Certificates will be SMMEA eligible.

ERISA Eligible:                         Underwriter's exemption is expected to apply to the Offered Certificates. However, in addition, for so long as the Swap Agreement is in effect, prospective plan purchasers must be eligible under one or more investor-based exemptions. Prospective purchasers should consult their own counsel.

Tax Treatment:                          All Principal Certificates represent REMIC regular interests subject to certain rights and obligations in respect to the swap agreement; the trustee will treat the rights and obligations in respect of the swap agreement as a position in a notional principal contract.
                                        The Class R-1 and Class R-2 Certificates each represent the residual interest in a REMIC.

Prospectus:                             The Offered Certificates will be offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the
                                        Offered Certificates and the collateral securing them will be contained in the Prospectus.
                                        The information herein is qualified in its entirety by the information appearing in the
                                        Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                                        PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE
                                        CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.


------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman,
Sachs & Co. imposing any limitation of any kind.

                                       5

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

GSAA 2005-15                              Preliminary Structural and Collateral Term Sheet                          December 6, 2005

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


Structure of the Certificates
-----------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the definition "Principal Distributions on the Principal Certificates". Prior to the Step-Down Date or so long as a Trigger Event is in effect, all principal collected or advanced on the Mortgage Loans will be paid to the Offered Certificates and Non-Offered Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Offered Certificates and Non-Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to maintain the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one-month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the WAC Cap, and in the case of the Class A Certificates, a Loan Group Cap. Interest will be paid monthly on the Non-Offered Certificates at a specified rate that will step up after the date on which the Optional Clean-up Call is exercisable, subject to the WAC Cap. The interest paid to each class will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statute) allocated to such class. Any reductions in the Pass-Through-Rate attributable to the WAC Cap or the applicable Loan Group Cap will be carried forward with interest at the applicable Pass-Through-Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates. Such carry forward amount will not be paid back after the certificate principal balance of the applicable class has been reduced to zero.

Definitions

Credit Enhancement. The Principal Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 0.50% overcollateralization (fully funded upfront) (after the Step-Down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 1.00% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate initial balance of the Mortgage Loans as of the Cut-Off Date), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Mortgage Insurance. As of the Statistical Calculation Date, all of the Mortgage Loans with original LTVs greater than 80% are covered by borrower and/or lender paid mortgage insurance.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate certificate principal balance of the Subordinate Certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (i) the date on which the principal balance of the Class A Certificates has been reduced to zero and (ii) the later to occur of:

(A) the Distribution Date occurring in January 2009; and
(B) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 12.10%.


------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


GSAA 2005-15                              Preliminary Structural and Collateral Term Sheet                          December 6, 2005

------------------------------------------------------------------------------------------------------------------------------------




           ------------------------------------- ------------------------------------- ----------------------------------
                          Class                    Initial Subordination Percentage        Step-Down Date Percentage
           ------------------------------------- ------------------------------------- ----------------------------------
                            A                                    6.05%                              12.10%
           ------------------------------------- ------------------------------------- ----------------------------------
                           M-1                                   4.85%                               9.70%
           ------------------------------------- ------------------------------------- ----------------------------------
                           M-2                                   4.15%                               8.30%
           ------------------------------------- ------------------------------------- ----------------------------------
                           M-3                                   3.55%                               7.10%
           ------------------------------------- ------------------------------------- ----------------------------------
                           M-4                                   3.00%                               6.00%
           ------------------------------------- ------------------------------------- ----------------------------------
                           M-5                                   2.50%                               5.00%
           ------------------------------------- ------------------------------------- ----------------------------------
                           M-6                                   2.00%                               4.00%
           ------------------------------------- ------------------------------------- ----------------------------------
                           B-1                                   1.50%                               3.00%
           ------------------------------------- ------------------------------------- ----------------------------------
                           B-2                                   1.00%                               2.00%
           ------------------------------------- ------------------------------------- ----------------------------------
                           B-3                                   0.50%                               1.00%
           ------------------------------------- ------------------------------------- ----------------------------------


Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 40% of the prior period's Credit Enhancement Percentage for the Class A Certificates (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including loans in foreclosure, all REO Property and Mortgage Loans where the mortgagor has filed for bankruptcy) or (ii) during such period, the aggregate amount of Realized Losses incurred since the Cut-Off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:



            -------------------------------- ----------------------------------------------------------------------------
                   Distribution Date                             Cumulative Realized Loss Percentage:
            -------------------------------- ----------------------------------------------------------------------------
              January 2008 - December 2008     0.250% for the first month, plus an additional 1/12th of 0.500% for each month thereafter (e.g., approximately 0.292% in February 2008)
            -------------------------------- ----------------------------------------------------------------------------
              January 2009 - December 2009     0.750% for the first month, plus an additional 1/12th of 0.250% for each month thereafter (e.g., approximately 0.771% in February 2009)
            -------------------------------- ----------------------------------------------------------------------------
              January 2010 - December 2010     1.000% for the first month, plus an additional 1/12th of 0.250% for each month thereafter (e.g., approximately 1.021% in February 2010)
            -------------------------------- ----------------------------------------------------------------------------
              January 2011 and thereafter                                       1.250%
            -------------------------------- ----------------------------------------------------------------------------


Group I Sequential Trigger Event. A Group I Sequential Trigger Event is in effect on any Distribution Date if, before the 37th Distribution Date, the aggregate amount of Realized Losses incurred since the Cut-Off Date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the Cut-Off Date exceeds 0.75%, or if, on or after the 37th Distribution Date, a Trigger Event is in effect.

Group II Sequential Trigger Event. A Group II Sequential Trigger Event is in effect on any Distribution Date if, before the 37th Distribution Date, the aggregate amount of Realized Losses incurred since the Cut-Off Date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the Cut-Off Date exceeds 0.75%, or if, on or after the 37th Distribution Date, a Trigger Event is in effect.

Step-Up Coupons. For all Principal Certificates the coupon will increase after the first distribution date on which the Optional Clean-Up Call is first exercisable, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance, the margin for the Class M and Class B Certificates other than the Class B-3 Certificates will increase to 1.5 times the margin at issuance, and the Pass-Through Rate on the Class B-3 Certificates will increase by 0.50% per annum.

Class 1A1 Pass-Through Rate. The Class 1A1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class 1A2 Pass-Through Rate. The Class 1A2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class 2A1 Pass-Through Rate. The Class 2A1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.


------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


GSAA 2005-15                              Preliminary Structural and Collateral Term Sheet                          December 6, 2005

------------------------------------------------------------------------------------------------------------------------------------



Class 2A2 Pass-Through Rate. The Class 2A2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class 2A3 Pass-Through Rate. The Class 2A3 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class 2A4 Pass-Through Rate. The Class 2A4 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a fixed rate equal to the lesser of (i) [ ]% (increasing by [ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap. As to any Distribution Date, a per annum rate equal to the product of
(i) 30 divided by the actual number of days in the Interest Accrual Period and
(ii) the sum of (A) the weighted average gross coupon of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate, if necessary and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, divided by the Mortgage Loan balance at the beginning of the related Due Period multiplied by 12 (calculated on an actual/360 basis with respect to the Offered Certificates and a 30/360 basis with respect to the Class B-3 Certificates).

Loan Group I WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate, if necessary and (B) the


------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


GSAA 2005-15                              Preliminary Structural and Collateral Term Sheet                          December 6, 2005

------------------------------------------------------------------------------------------------------------------------------------



swap receivable into the trust, if any, less swap payments out of the trust, if any, divided by the Mortgage Loan balance at the beginning of the related Due Period multiplied by 12.

Loan Group II WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate, if necessary and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, divided by the Mortgage Loan balance at the beginning of the related Due Period multiplied by 12.

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of LIBOR Certificates, a supplemental interest amount for each class which will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such class' applicable pass-through rate (without regard to the WAC Cap or applicable group cap, as applicable) over interest due on such class of certificates at a rate equal to the WAC Cap or the lesser of the WAC Cap or the applicable loan group cap, as applicable,
(ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such class' applicable pass-through rate (without regard to the WAC Cap or applicable loan group cap, as applicable). In the event any class of certificates is no longer outstanding, the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Accrued Certificate Interest. For each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related pass-through rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act or any similar state statutes.

Interest Remittance Amount on the Offered Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to any swap receipts and to interest received or advanced on the Mortgage Loans less the Expense Fee Rate, swap payments and certain swap termination payments owed to the swap provider.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the Servicer for the related advances and the applicable servicing fees in respect of such Mortgage Loan.

Interest Distributions on the Principal Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

(i) to the Supplemental Interest Trust, swap payments and certain swap termination payments owed to the swap provider, if any;

(ii)  concurrently,

      (A) from the Interest Remittance Amount related to the Group I Mortgage Loans, pro rata (based on the accrued and unpaid interest distributable to each class of the Class 1A Certificates), to each class of the Class 1A Certificates, the related accrued certificate interest and any unpaid accrued certificate interest amount for each class of the Class 1A Certificates from prior Distribution Dates; and

      (B) from the Interest Remittance Amount related to the Group II Mortgage Loans, pro rata (based on the accrued and unpaid interest distributable to each class of the Class 2A Certificates), to each class of the Class 2A Certificates, the related accrued certificate interest and any unpaid accrued certificate interest amount for each class of the Class 2A Certificates from prior Distribution Dates;

provided, that if the Interest Remittance Amount for any group of Mortgage Loans is insufficient to make the related payments set forth in clause (A) or
(B) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause
(A) or (B) above will be available to cover that shortfall;

(iii) from any remaining Interest Remittance Amounts to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest; and


------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


GSAA 2005-15                              Preliminary Structural and Collateral Term Sheet                          December 6, 2005

------------------------------------------------------------------------------------------------------------------------------------



(iv) from any remaining Interest Remittance Amounts to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Principal Certificates. On each Distribution Date (a) prior to the Step-Down Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount will be allocated in the following order of priority:

(i) concurrently, to the Class R-1 and Class R-2 Certificates, the Group II Principal Distribution Amount, until their respective certificate principal balances have been reduced to zero;

(ii)  concurrently,

      (A) concurrently, to the Class 1A1 and Class 1A2 Certificates, the Group I Principal Distribution Amount, allocated pro rata among these Certificates, until their respective certificate principal balances have been reduced to zero, with the exception that if a Group I Sequential Trigger Event is in effect, principal distributions to the Class 1A1 and Class 1A2 Certificates will be allocated first to the Class 1A1 Certificates, until its certificate principal balance has been reduced to zero, and then to the Class 1A2 Certificates, until its certificate principal balance has been reduced to zero; and

      (B) to the Class 2A Certificates, the Group II Principal Distribution Amount, in the following order of priority:

            (x) sequentially, to the Class 2A1 and Class 2A2 Certificates, in that order, until their respective certificate principal balances have been reduced to zero; and

            (y) concurrently, to the Class 2A3 and Class 2A4 Certificates, allocated pro rata among these certificates, until their respective certificate principal balances have been reduced to zero, with the exception that if a Group II Sequential Trigger Event is in effect, principal distributions to the Class 2A3 and Class 2A4 Certificates will be allocated first, to the Class 2A3 Certificates, until its certificate principal balance has been reduced to zero and, then, to the Class 2A4 Certificates, until its certificate principal balance has been reduced to zero;

provided, that if after making distributions pursuant to paragraphs (A) and
(B) above on any Distribution Date (without giving effect to this proviso) the certificate principal balance of any class of Class A Certificates is reduced to zero (considering the Class 1A1 and Class 1A2 Certificates as one class and the Class 2A1, Class 2A2, Class 2A3 and Class 2A4 Certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (ii) to the Class A Certificates on that Distribution Date, and the amount of principal distributable to the Class A Certificates on all subsequent Distribution Dates pursuant to this subsection (ii), will be required to be distributed to the other Class A Certificates remaining outstanding (in accordance with the paragraphs (A) and (B) above, as applicable), until their respective certificate principal balances have been reduced to zero;

(iii) the portion of the available Principal Distribution Amount for both loan groups remaining after making the distributions described above in paragraphs (i) and (ii) will be distributed in the following order of priority:

      (A) from any remaining Principal Distribution Amount, to the Class M Certificates, sequentially, in ascending numerical order, until the certificate principal balances thereof have been reduced to zero; and

      (B) from any remaining Principal Distribution Amount, to the Class B Certificates, sequentially, in ascending numerical order, until the certificate principal balances thereof have been reduced to zero.

On each Distribution Date (a) on or after the Step-Down Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated in the following order of priority:

(i)   Concurrently,

      (A) to the Class 1A Certificates, allocated pro rata among these Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount determined in accordance


------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


GSAA 2005-15                              Preliminary Structural and Collateral Term Sheet                          December 6, 2005

------------------------------------------------------------------------------------------------------------------------------------



            with the Class A Principal Allocation Percentage for these classes, until their respective certificate principal balances have been reduced to zero; and

      (B)   to the Class 2A Certificates, the lesser of the Group II Principal
            Distribution Amount and the portion of the Class A Principal
            Distribution Amount allocable to the Class 2A Certificates, determined in accordance with the Class A Principal Allocation
            Percentage for these classes, allocated in the following order of priority:

            (x) sequentially, to the Class 2A1 and Class 2A2 Certificates, in that order, until their respective certificate principal balances have been reduced to zero; and

            (y) concurrently, to the Class 2A3 and Class 2A4 Certificates, allocated pro rata among these certificates, until their respective certificate principal balances have been reduced to zero;

provided, that if after making distributions pursuant to paragraphs (A) and
(B) above on any Distribution Date (without giving effect to this proviso) the certificate principal balance of any class of Class A certificates is reduced to zero (considering the Class 1A1 and Class 1A2 Certificates as one class and the Class 2A1, Class 2A2, Class 2A3 and Class 2A4 Certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (ii) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class
A certificates on all subsequent Distribution Dates pursuant to this subsection (ii), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs (A) and (B) above, as applicable), until their respective certificate principal balances have been reduced to zero;

(ii) the portion of the available Principal Distribution Amount remaining for both loan groups after making the distributions described above in paragraphs (A) and (B) will be distributed sequentially in the following order of priority:

      (A)   sequentially, in ascending numerical order, to the Class M
            Certificates, the lesser of the remaining Principal Distribution
            Amount and the Principal Distribution Amount for each class, until their certificate principal balances have been reduced to zero;
            and

      (B)   sequentially, in ascending numerical order, to the Class B
            Certificates, the lesser of the remaining Principal Distribution
            Amount and the Principal Distribution Amount for each class, until their certificate principal balances have been reduced to zero.

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate certificate principal balances of the Class M-1, Class M-2, Class M-3, Class
M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates and the certificate principal balance of the Class X Certificates have been reduced to zero, any principal distributions allocated to the Class A
Certificates are required to be allocated pro rata to the Class 1A
Certificates, on the one hand, and the Class 2A Certificates, on the other hand, based on their respective certificate principal balances, with the principal allocated to the Class 1A1 and Class 1A2 Certificates being allocated pro rata among these Certificates, until their respective certificate principal balances have been reduced to zero, with the exception that if a Group I Sequential Trigger Event is in effect, principal distributions to the Class 1A1 and Class 1A2 Certificates will be allocated first to the Class 1A1 Certificates, until its certificate principal balance has been reduced to zero, and then to the Class 1A2 Certificates, until its certificate principal balance has been reduced to zero, and the principal allocated to the Class 2A Certificates, being allocated pro rata among the Class 2A1, Class 2A2, Class 2A3 and Class 2A4 Certificates, until their respective certificate principal balances have been reduced to zero, with the exception that if a Group II Sequential Trigger Event is in effect, principal distributions to the Class 2A3 and Class 2A4 Certificates will be allocated first to the Class 2A3 Certificates, until its certificate principal balance has been reduced to zero, and then to the Class 2A4 Certificates, until its certificate principal balance has been reduced to zero.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net
Monthly Excess Cashflow shall be paid as follows:

(i) if and to the extent that the Interest Remittance Amount is insufficient to make the full distributions in respect of interest set forth under the "Interest Distributions on the Principal Certificates" section, above, (x) to the holders of each class of the Class A Certificates, any unpaid Accrued Certificate Interest and any unpaid interest shortfall



------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman,
Sachs & Co. imposing any limitation of any kind.

                                       11

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GSAA 2005-15                              Preliminary Structural and Collateral Term Sheet                          December 6, 2005

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


      amounts, pro rata among such classes based on their entitlement to those amounts, and then (y) to the holders of each class of the Class M and Class B certificates, any unpaid Accrued Certificate Interest, in the order of priority for such classes set forth in such section;

(ii) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest shortfall amount;

(iii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest shortfall amount;

(iv)  concurrently, any Class 1A1 Basis Risk Carry Forward Amount to the Class
      1A1 Certificates, any Class 1A2 Basis Risk Carry Forward Amount to the
      Class 1A2 Certificates, any Class 2A1 Basis Risk Carry Forward Amount to the Class 2A1 Certificates, any Class 2A2 Basis Risk Carry Forward
      Amount to the Class 2A2 Certificates, any Class 2A3 Basis Risk Carry
      Forward Amount to the Class 2A3 Certificates, any Class 2A4 Basis Risk
      Carry Forward Amount to the Class 2A4 Certificates, pro rata based on their respective certificate principal balances, provided that, if for any distribution date, after the allocation of the remaining unpaid
      Basis Risk Carry Forward Amounts to the Class A Certificates, the remaining unpaid Basis Risk Carry Forward Amount for any of the Class A
      Certificates is reduced to zero, any amount of remaining unpaid Basis
      Risk Carry Forward Amount that would have been allocated to that Class A
      Certificate for that Distribution Date will instead be allocated, pro rata, based on their respective remaining unpaid Basis Risk Carry
      Forward Amounts, to the other Class A Certificates to the extent the other Class A Certificates have any remaining unpaid Basis Risk Carry
      Forward Amounts;

(v)   sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class
      M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates, any
      Basis Risk Carry Forward Amounts for such classes; and

(vi)  to the holders of the Class X certificates, any remaining amounts.

Supplemental Interest Trust. Funds deposited into the Supplemental Interest
Trust on a Distribution Date will include: the swap payments owed to the Swap
Provider for such Distribution Date and swap receipts from the Swap Provider for such Distribution Date. Funds in the Supplemental Interest Trust will be distributed on each Distribution Date in the following order of priority:

(i) to the swap provider, any swap payments and certain swap termination payments (other than termination payments where the swap provider is the defaulting party or the sole affected party) owed for such Distribution
      Date;

(ii)  to the certificateholders, to pay interest according to sections (ii),
      (iii) and (iv) of the "Interest Distributions on the Principal
      Certificates" section, to the extent unpaid from other available funds;

(iii) to the certificateholders, to pay principal according to the section
      "Principal Distributions on the Principal Certificates", but only to the extent necessary to cause the overcollateralization to be maintained at the required overcollateralization amount (prior to distribution of any amounts due), to the extent unpaid from other available funds;

(iv)  to the certificateholders, to pay unpaid interest shortfall and Basis
      Risk Carry Forward Amounts according to the section "Allocation of Net
      Monthly Excess Cashflow" to the extent unpaid, to the extent unpaid from other available funds;

(v) to the swap provider, any termination payments where the swap provider is the defaulting party or the sole affected party owed for such Distribution Date; and

(vi)  to the holders of the Class X certificates, any remaining amounts.

Net Monthly Excess Cashflow. For any Distribution Date, the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Allocation of Realized Losses. All Realized Losses on the Mortgage Loans will be allocated sequentially on each Distribution Date in the following order of priority, (i) to the excess cash flow, (ii) in reduction of the overcollateralization amount, and (iii) sequentially, to the Class B-3, Class
B-2, Class B-1, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and
Class M-1 Certificates, in that order. An allocation of any Realized Losses to a Subordinate Certificate on any Distribution Date will be made by reducing its certificate principal balance, after taking into account all distributions made on such Distribution Date.



------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman,
Sachs & Co. imposing any limitation of any kind.

                                       12

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GSAA 2005-15                              Preliminary Structural and Collateral Term Sheet                          December 6, 2005

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Once realized losses are allocated sequentially to the Class B-3, Class B-2,
Class B-1, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1
Certificates, their certificate principal balances will be permanently reduced by the amount so allocated, and no amounts will be distributable with respect to such written down amounts on that Distribution Date or any future
Distribution Date. Realized Losses will not be allocated to reduce the certificate principal balance of any class of the Class A Certificates.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class 1A Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and (ii) in the case of the Class 2A Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Interest Remittance Amount on the Principal Certificates. For any Distribution
Date, the portion of funds available for distribution on such Distribution
Date attributable to interest received or advanced on the Mortgage Loans less the Servicing Fee and any lender-paid mortgage insurance.

Basic Principal Distribution Amount. On any Distribution Date, the excess of
(i) the aggregate Principal Remittance Amount over (ii) the Excess
Subordinated Amount, if any.

Principal Distribution Amount on the Principal Certificates. On any
Distribution Date, the sum of (i) the Basic Principal Distribution Amount and
(ii) the Extra Principal Distribution Amount.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage
Loans, determined in accordance with the Class A Principal Allocation
Percentage for the Class 1A Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage
Loans, determined in accordance with the Class A Principal Allocation
Percentage for the Class 2A Certificates.

Principal Remittance Amount.  On any Distribution Date, the sum of:

(i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date;

(ii) the principal portion of all partial and full prepayments received during the related prepayment period;

(iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs;

(iv) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, that were repurchased during the period from the servicer remittance date prior to the prior Distribution
      Date (or from the Closing Date in the case of the first Distribution
      Date) through the servicer remittance date prior to the current
      Distribution Date;

(v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date;
      and

(vi)  the principal portion of the termination price if the Optional Clean-Up
      Call is exercised.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee Rate and plus swap receipts, if any, and less swap payments, if any) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the Principal
Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.



------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman,
Sachs & Co. imposing any limitation of any kind.

                                      13

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Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate certificate principal balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 87.90% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A
Certificates (after taking into account any payment of the Class A Principal
Distribution Amount on such Distribution Date) and (B) the certificate principal balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 90.30% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A
Certificates (after taking into account any payment of the Class A Principal
Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and
(C) the certificate principal balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 91.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A
Certificates (after taking into account any payment of the Class A Principal
Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the certificate principal balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 92.90% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A
Certificates (after taking into account any payment of the Class A Principal
Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class
M-3 Certificates (after taking into account any payment of the Class M-3
Principal Distribution Amount on such Distribution Date), and (E) the certificate principal balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i)
94.00% and (ii) the aggregate scheduled principal balance of the Mortgage
Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A
Certificates (after taking into account any payment of the Class A Principal
Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class
M-3 Certificates (after taking into account any payment of the Class M-3
Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), and (F) the certificate principal balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the


------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman,
Sachs & Co. imposing any limitation of any kind.

                                       14

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lesser of (A) the product of (i) 95.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A
Certificates (after taking into account any payment of the Class A Principal
Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class
M-3 Certificates (after taking into account any payment of the Class M-3
Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the certificate principal balance of the Class M-5 Certificates
(after taking into account any payment of the Class M-5 Principal Distribution
Amount on such Distribution Date), and (G) the certificate principal balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 96.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A
Certificates (after taking into account any payment of the Class A Principal
Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class
M-3 Certificates (after taking into account any payment of the Class M-3
Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the certificate principal balance of the Class M-5 Certificates
(after taking into account any payment of the Class M-5 Principal Distribution
Amount on such Distribution Date), (G) the certificate principal balance of the Class M-6 Certificates (after taking into account any payment of the Class
M-6 Principal Distribution Amount on such Distribution Date), and (H) the certificate principal balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i)
97.00% and (ii) the aggregate scheduled principal balance of the Mortgage
Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A
Certificates (after taking into account any payment of the Class A Principal
Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class
M-3 Certificates (after taking into account any payment of the Class M-3
Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the certificate principal balance of the Class M-5 Certificates
(after taking into account any payment of the Class M-5 Principal Distribution
Amount on such Distribution Date), (G) the certificate principal balance of the Class M-6 Certificates (after taking into account any payment of the Class
M-6 Principal Distribution Amount on such Distribution Date), (H) the certificate principal balance of the Class B-1 Certificates (after taking into account any payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (I) the certificate principal balance of the Class B-2
Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 98.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A
Certificates (after taking into account any payment of the Class A Principal
Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such



------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman,
Sachs & Co. imposing any limitation of any kind.

                                      15

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GSAA 2005-15                              Preliminary Structural and Collateral Term Sheet                          December 6, 2005

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



Distribution Date), (D) the certificate principal balance of the Class M-3
Certificates (after taking into account any payment of the Class M-3 Principal
Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the certificate principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the certificate principal balance of the Class
M-6 Certificates (after taking into account any payment of the Class M-6
Principal Distribution Amount on such Distribution Date), (H) the certificate principal balance of the Class B-1 Certificates (after taking into account any payment of the Class B-1 Principal Distribution Amount on such Distribution
Date), (I) the certificate principal balance of the Class B-2 Certificates
(after taking into account any payment of the Class B-2 Principal Distribution
Amount on such Distribution Date), and (J) the certificate principal balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 99.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.









------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman,
Sachs & Co. imposing any limitation of any kind.

                                       16

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Remaining Prepayment Penalty Term by Product Type(1) (2)
-------------------------------------------------

      Product          No Penalty        1-12 Months         13-24 Months          25-36 Months             37-48 Months
      -------          ----------        -----------         ------------          ------------             ------------
1 Year ARM             $18,380,309                $0                   $0            $8,174,346                      $0
10 Year ARM            $29,821,768        $6,317,760              $26,000            $5,421,771                      $0
2 Year ARM             $39,954,715        $1,866,400              $37,469           $12,400,750                      $0
3 Year ARM            $133,922,097        $3,007,200             $501,213           $47,484,907                $654,374
5 Year ARM            $398,029,479       $67,881,245             $204,000           $41,223,293                $752,600
7 Year ARM             $39,796,763        $3,691,145                   $0            $1,950,402                      $0
----------------   ---------------     -------------          -----------        --------------            -------------
TOTAL(3)              $659,905,131       $82,763,749             $768,682          $116,655,469              $1,406,974


Remaining Prepayment Penalty Term by Product Type(1) (2)
-------------------------------------------------

      Product           49-60 Months              Total
      -------           ------------              -----
1 Year ARM                        $0           $26,554,655
10 Year ARM               $4,336,441           $45,923,741
2 Year ARM                   $95,925           $54,355,259
3 Year ARM                   $81,500          $185,651,291
5 Year ARM               $26,232,848          $534,323,465
7 Year ARM                  $409,000           $45,847,309
----------------       -------------        --------------
TOTAL(3)                 $31,155,714          $892,655,719




      Product         No Penalty         1-12 Months         13-24 Months           25-36 Months           37-48 Months
      -------         ----------         -----------         ------------           ------------           ------------
1 Year ARM                 2.06%               0.00%                0.00%                  0.92%                  0.00%
10 Year ARM                3.34%               0.71%                0.00%                  0.61%                  0.00%
2 Year ARM                 4.48%               0.21%                0.00%                  1.39%                  0.00%
3 Year ARM                   15%               0.34%                0.06%                  5.32%                  0.07%
5 Year ARM                44.59%               7.60%                0.02%                  4.62%                  0.08%
7 Year ARM                 4.46%               0.41%                0.00%                  0.22%                  0.00%
----------------    ------------       -------------        -------------         --------------             ----------
TOTAL(3)                  73.93%               9.27%                0.09%                 13.07%                  0.16%


      Product                49-60 Months            Total
      -------                ------------            -----
1 Year ARM                         0.00%             2.97%
10 Year ARM                        0.49%             5.14%
2 Year ARM                         0.01%             6.09%
3 Year ARM                         0.01%            20.80%
5 Year ARM                         2.94%            59.86%
7 Year ARM                         0.05%             5.14%
----------------           -------------     -------------
TOTAL(3)                           3.49%           100.00%


(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2) None of the Mortgage Loans has a prepayment penalty term in excess of 60 months.
(3)   Columns may not add up due to rounding.



------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


GSAA 2005-15                              Preliminary Structural and Collateral Term Sheet                          December 6, 2005

------------------------------------------------------------------------------------------------------------------------------------


Breakeven CDR Table for the Subordinate Certificates

The assumptions for the breakeven CDR table below are as follows:

   |X|   The Pricing Prepayment Assumption (as defined on page 4 above) is applied.

   |X|   1-month, 6-month, 1 Year Forward LIBOR curves and 1 Year Forward CMT curve (as of close on November 30, 2005) are used.

   |X|   33% loss severity, 100% advancing of principal and interest.

   |X|   There is a 6-month lag in recoveries.

   |X|   Priced to call with collateral losses calculated through the life of the applicable bond.

   |X|   All Offered Certificates are priced at par except for the Class B-2 Certificate, which is priced at 95.8277%. |X| All
         payments are assumed to be made on the 25th of the month regardless of business days.

   |X|   Based on the collateral as of the Statistical Calculation Date rolled one month at 6% CPR and initial marketing structure and spreads.


------------------------------------------------------------------------------------------------------------------
                                                          First Dollar of Loss                  Libor Flat
------------------------------------------------------------------------------------------------------------------
        Class M-1        CDR (%)                                             9.42                             9.46
                         Yield (%)                                         5.2418                           4.8850
                         WAL (years)                                         5.16                             5.16
                         Modified Duration                                   4.47                             4.48
                         Principal Window                           Feb11 - Feb11                    Feb11 - Feb11
                         Principal Writedown                    46,347.45 (0.43%)               267,026.76 (2.51%)
                         Total Collateral Loss              56,532,360.07 (6.37%)            56,744,561.89 (6.39%)
------------------------------------------------------------------------------------------------------------------
        Class M-2        CDR (%)                                             8.26                             8.31
                         Yield (%)                                         5.3385                           4.9296
                         WAL (years)                                         5.32                             5.24
                         Modified Duration                                   4.59                             4.53
                         Principal Window                           Apr11 - Apr11                    Mar11 - Mar11
                         Principal Writedown                       618.89 (0.01%)               150,352.18 (2.42%)
                         Total Collateral Loss              50,794,797.94 (5.72%)            50,817,742.10 (5.72%)
------------------------------------------------------------------------------------------------------------------
        Class M-3        CDR (%)                                             7.33                             7.35
                         Yield (%)                                         5.2524                           4.8912
                         WAL (years)                                         5.41                             5.41
                         Modified Duration                                   4.65                             4.65
                         Principal Window                           May11 - May11                    May11 - May11
                         Principal Writedown                    36,343.13 (0.68%)               153,860.11 (2.89%)
                         Total Collateral Loss              45,836,098.94 (5.16%)            45,949,308.38 (5.17%)
------------------------------------------------------------------------------------------------------------------
        Class M-4        CDR (%)                                             6.49                             6.51
                         Yield (%)                                         5.4679                           5.0736
                         WAL (years)                                         5.49                             5.49
                         Modified Duration                                   4.69                             4.70
                         Principal Window                           Jun11 - Jun11                    Jun11 - Jun11
                         Principal Writedown                    12,228.39 (0.25%)               132,750.78 (2.72%)
                         Total Collateral Loss              41,226,220.39 (4.64%)            41,342,418.09 (4.66%)
------------------------------------------------------------------------------------------------------------------
        Class M-5        CDR (%)                                             5.76                             5.77
                         Yield (%)                                         5.3252                           5.1057
                         WAL (years)                                         5.57                             5.57
                         Modified Duration                                   4.75                             4.75
                         Principal Window                           Jul11 - Jul11                    Jul11 - Jul11
                         Principal Writedown                    61,230.52 (1.38%)               122,800.67 (2.77%)
                         Total Collateral Loss              37,119,193.76 (4.18%)            37,178,679.67 (4.19%)
------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
                                                               0% Return
--------------------------------------------------------------------------------------
        Class M-1        CDR (%)                                             9.95
                         Yield (%)                                         0.1099
                         WAL (years)                                         5.07
                         Modified Duration                                   4.47
                         Principal Window                           Jan11 - Jan11
                         Principal Writedown                2,767,623.08 (25.97%)
                         Total Collateral Loss              59,025,245.14 (6.65%)
--------------------------------------------------------------------------------------
        Class M-2        CDR (%)                                             8.58
                         Yield (%)                                         0.0935
                         WAL (years)                                         5.24
                         Modified Duration                                   4.58
                         Principal Window                           Mar11 - Mar11
                         Principal Writedown                1,683,129.62 (27.08%)
                         Total Collateral Loss              52,292,209.93 (5.89%)
--------------------------------------------------------------------------------------
        Class M-3        CDR (%)                                             7.59
                         Yield (%)                                         0.1353
                         WAL (years)                                         5.32
                         Modified Duration                                   4.64
                         Principal Window                           Apr11 - Apr11
                         Principal Writedown                1,459,040.99 (27.39%)
                         Total Collateral Loss              47,073,265.55 (5.30%)
--------------------------------------------------------------------------------------
        Class M-4        CDR (%)                                             6.72
                         Yield (%)                                         0.1938
                         WAL (years)                                         5.49
                         Modified Duration                                   4.74
                         Principal Window                           Jun11 - Jun11
                         Principal Writedown                1,394,876.26 (28.57%)
                         Total Collateral Loss              42,558,702.46 (4.79%)
--------------------------------------------------------------------------------------
        Class M-5        CDR (%)                                             5.96
                         Yield (%)                                         0.1765
                         WAL (years)                                         5.57
                         Modified Duration                                   4.80
                         Principal Window                           Jul11 - Jul11
                         Principal Writedown                1,290,338.36 (29.07%)
                         Total Collateral Loss              38,305,818.08 (4.31%)
--------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


GSAA 2005-15                              Preliminary Structural and Collateral Term Sheet                          December 6, 2005

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                                         First Dollar of Loss                   LIBOR Flat
------------------------------------------------------------------------------------------------------------------
        Class M-6        CDR (%)                                            5.03                              5.06
                         Yield (%)                                        5.5705                            4.9106
                         WAL (years)                                        5.66                              5.66
                         Modified Duration                                  4.80                              4.80
                         Principal Window                          Aug11 - Aug11                     Aug11 - Aug11
                         Principal Writedown                   15,524.00 (0.35%)                202,464.45 (4.56%)
                         Total Collateral Loss             32,887,613.06 (3.70%)             33,070,318.54 (3.72%)
------------------------------------------------------------------------------------------------------------------
        Class B-1        CDR (%)                                            4.32                              4.37
                         Yield (%)                                        6.2240                            5.0861
                         WAL (years)                                        5.74                              5.74
                         Modified Duration                                  4.77                              4.78
                         Principal Window                          Sep11 - Sep11                     Sep11 - Sep11
                         Principal Writedown                    1,630.85 (0.04%)                321,764.50 (7.25%)
                         Total Collateral Loss             28,652,370.54 (3.23%)             28,964,057.51 (3.26%)
------------------------------------------------------------------------------------------------------------------
        Class B-2        CDR (%)                                            3.64                              3.72
                         Yield (%)                                        7.0512                            5.1223
                         WAL (years)                                        5.91                              5.82
                         Modified Duration                                  4.83                              4.79
                         Principal Window                          Nov11 - Nov11                     Oct11 - Oct11
                         Principal Writedown                   46,797.56 (1.05%)               558,923.84 (12.59%)
                         Total Collateral Loss             24,591,080.39 (2.77%)             24,992,338.52 (2.81%)
------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------
                                                             0% Return
        Class M-6        CDR (%)                                          5.24
                         Yield (%)                                      0.1130
                         WAL (years)                                      5.66
                         Modified Duration                                4.85
                         Principal Window                        Aug11 - Aug11
                         Principal Writedown             1,327,612.59 (29.91%)
                         Total Collateral Loss           34,163,361.06 (3.85%)
-----------------------------------------------------------------------------------
        Class B-1        CDR (%)                                          4.55
                         Yield (%)                                      0.0463
                         WAL (years)                                      5.74
                         Modified Duration                                4.83
                         Principal Window                        Sep11 - Sep11
                         Principal Writedown             1,469,712.52 (33.11%)
                         Total Collateral Loss           30,082,509.90 (3.39%)
-----------------------------------------------------------------------------------
        Class B-2        CDR (%)                                          3.88
                         Yield (%)                                      0.2658
                         WAL (years)                                      5.82
                         Modified Duration                                4.84
                         Principal Window                        Oct11 - Oct11
                         Principal Writedown             1,591,895.53 (35.86%)
                         Total Collateral Loss           26,009,083.37 (2.93%)
-----------------------------------------------------------------------------------











------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


GSAA 2005-15                              Preliminary Structural and Collateral Term Sheet                          December 6, 2005

------------------------------------------------------------------------------------------------------------------------------------



Sensitivity Table for the Certificates - To Maturity
----------------------------------------------------

The assumptions for the sensitivity table below are as follows:

    |X|  The Pricing Prepayment Assumptions (as defined on page 4 above) are applied
    |X|  1-month, 6-month, 1-year LIBOR and 1-year CMT remain static
    |X|  10% Clean Up Call is not exercised
    |X|  Based upon initial marketing structure and spreads


                                                     ---------------------------------------------------------------------
                                                          50 PPA          75 PPA          100 PPA         125 PPA
--------------------------------------------------------------------------------------------------------------------------
                    WAL                                        5.52            3.66             2.64            2.00
       1A1          Principal Window Begin                        1               1                1               1
                    Principal Window End                        308             230              172             133
--------------------------------------------------------------------------------------------------------------------------
                    WAL                                        5.52            3.66             2.64            2.00
       1A2          Principal Window Begin                        1               1                1               1
                    Principal Window End                        308             230              172             133
--------------------------------------------------------------------------------------------------------------------------
                    WAL                                        2.15            1.39             1.00            0.77
       2A1          Principal Window Begin                        1               1                1               1
                    Principal Window End                         60              39               27              21
--------------------------------------------------------------------------------------------------------------------------
                    WAL                                        6.57            4.27             3.00            2.21
       2A2          Principal Window Begin                       60              39               27              21
                    Principal Window End                        102              67               48              34
--------------------------------------------------------------------------------------------------------------------------
                    WAL                                       13.39            9.05             6.59            5.00
       2A3          Principal Window Begin                      102              67               48              34
                    Principal Window End                        308             230              172             133
--------------------------------------------------------------------------------------------------------------------------
                    WAL                                       13.39            9.05             6.59            5.00
       2A4          Principal Window Begin                      102              67               48              34
                    Principal Window End                        308             230              172             133
--------------------------------------------------------------------------------------------------------------------------
                    WAL                                        9.35            6.21             4.72            4.02
       M-1          Principal Window Begin                       51              37               38              40
                    Principal Window End                        211             145              106              81
--------------------------------------------------------------------------------------------------------------------------
                    WAL                                        9.26            6.14             4.65            3.94
       M-2          Principal Window Begin                       51              37               38              39
                    Principal Window End                        199             135               99              76
--------------------------------------------------------------------------------------------------------------------------
                    WAL                                        9.16            6.08             4.60            3.90
       M-3          Principal Window Begin                       51              37               38              39
                    Principal Window End                        190             129               94              72
--------------------------------------------------------------------------------------------------------------------------
                    WAL                                        9.05            5.99             4.54            3.82
       M-4          Principal Window Begin                       51              37               38              38
                    Principal Window End                        180             122               89              68
--------------------------------------------------------------------------------------------------------------------------
                    WAL                                        8.90            5.88             4.43            3.74
       M-5          Principal Window Begin                       51              37               37              38
                    Principal Window End                        170             115               83              64
--------------------------------------------------------------------------------------------------------------------------
                    WAL                                        8.69            5.73             4.32            3.66
       M-6          Principal Window Begin                       51              37               37              38
                    Principal Window End                        159             106               77              59
--------------------------------------------------------------------------------------------------------------------------
                    WAL                                        8.35            5.49             4.15            3.49
       B-1          Principal Window Begin                       51              37               37              37
                    Principal Window End                        145              96               70              53
--------------------------------------------------------------------------------------------------------------------------
                    WAL                                        7.71            5.05             3.82            3.23
       B-2          Principal Window Begin                       51              37               37              37
                    Principal Window End                        127              84               61              46
--------------------------------------------------------------------------------------------------------------------------


                                                     -----------------
                                                         175 PPA
----------------------------------------------------------------------
                    WAL                                        1.21
       1A1          Principal Window Begin                        1
                    Principal Window End                         85
----------------------------------------------------------------------
                    WAL                                        1.21
       1A2          Principal Window Begin                        1
                    Principal Window End                         85
----------------------------------------------------------------------
                    WAL                                        0.50
       2A1          Principal Window Begin                        1
                    Principal Window End                         13
----------------------------------------------------------------------
                    WAL                                        1.41
       2A2          Principal Window Begin                       13
                    Principal Window End                         21
----------------------------------------------------------------------
                    WAL                                        2.89
       2A3          Principal Window Begin                       21
                    Principal Window End                         85
----------------------------------------------------------------------
                    WAL                                        2.89
       2A4          Principal Window Begin                       21
                    Principal Window End                         85
----------------------------------------------------------------------
                    WAL                                        3.87
       M-1          Principal Window Begin                       45
                    Principal Window End                         52
----------------------------------------------------------------------
                    WAL                                        3.67
       M-2          Principal Window Begin                       43
                    Principal Window End                         48
----------------------------------------------------------------------
                    WAL                                        3.55
       M-3          Principal Window Begin                       42
                    Principal Window End                         46
----------------------------------------------------------------------
                    WAL                                        3.44
       M-4          Principal Window Begin                       41
                    Principal Window End                         43
----------------------------------------------------------------------
                    WAL                                        3.35
       M-5          Principal Window Begin                       40
                    Principal Window End                         41
----------------------------------------------------------------------
                    WAL                                        3.27
       M-6          Principal Window Begin                       39
                    Principal Window End                         40
----------------------------------------------------------------------
                    WAL                                        3.20
       B-1          Principal Window Begin                       38
                    Principal Window End                         39
----------------------------------------------------------------------
                    WAL                                        3.13
       B-2          Principal Window Begin                       37
                    Principal Window End                         38
----------------------------------------------------------------------



------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


GSAA 2005-15                              Preliminary Structural and Collateral Term Sheet                          December 6, 2005

------------------------------------------------------------------------------------------------------------------------------------


Sensitivity Table for the Certificates - To Call
------------------------------------------------

The assumptions for the sensitivity table below are as follows:

    |X|  The Pricing Prepayment Assumptions (as defined on page 4 above) are applied

    |X|  1-month, 6-month, 1-year LIBOR and 1-year CMT remain static

    |X|  10% Clean Up Call is exercised on the first possible date

    |X|  Based upon initial marketing structure and spreads


                                                    --------------------------------------------------------------------------------
                                                         50 PPA          75 PPA          100 PPA         125 PPA         150 PPA
------------------------------------------------------------------------------------------------------------------------------------
                    WAL                                       5.13             3.36            2.42            1.83            1.41
       1A1          Principal Window Begin                       1                1               1               1               1
                    Principal Window End                       159              106              77              59              47
------------------------------------------------------------------------------------------------------------------------------------
                    WAL                                       5.13             3.36            2.42            1.83            1.41
       1A2          Principal Window Begin                       1                1               1               1               1
                    Principal Window End                       159              106              77              59              47
------------------------------------------------------------------------------------------------------------------------------------
                    WAL                                       2.15             1.39            1.00            0.77            0.61
       2A1          Principal Window Begin                       1                1               1               1               1
                    Principal Window End                        60               39              27              21              16
------------------------------------------------------------------------------------------------------------------------------------
                    WAL                                       6.57             4.27            3.00            2.21            1.75
       2A2          Principal Window Begin                      60               39              27              21              16
                    Principal Window End                       102               67              48              34              26
------------------------------------------------------------------------------------------------------------------------------------
                    WAL                                      11.67             7.73            5.60            4.24            3.22
       2A3          Principal Window Begin                     102               67              48              34              26
                    Principal Window End                       159              106              77              59              47
------------------------------------------------------------------------------------------------------------------------------------
                    WAL                                      11.67             7.73            5.60            4.24            3.22
       2A4          Principal Window Begin                     102               67              48              34              26
                    Principal Window End                       159              106              77              59              47
------------------------------------------------------------------------------------------------------------------------------------
                    WAL                                       8.81             5.81            4.42            3.80            3.60
       M-1          Principal Window Begin                      51               37              38              40              41
                    Principal Window End                       159              106              77              59              47
------------------------------------------------------------------------------------------------------------------------------------
                    WAL                                       8.81             5.81            4.41            3.75            3.52
       M-2          Principal Window Begin                      51               37              38              39              41
                    Principal Window End                       159              106              77              59              47
------------------------------------------------------------------------------------------------------------------------------------
                    WAL                                       8.81             5.81            4.41            3.75            3.46
       M-3          Principal Window Begin                      51               37              38              39              40
                    Principal Window End                       159              106              77              59              47
------------------------------------------------------------------------------------------------------------------------------------
                    WAL                                       8.81             5.81            4.41            3.72            3.43
       M-4          Principal Window Begin                      51               37              38              38              39
                    Principal Window End                       159              106              77              59              47
------------------------------------------------------------------------------------------------------------------------------------
                    WAL                                       8.81             5.81            4.38            3.70            3.40
       M-5          Principal Window Begin                      51               37              37              38              39
                    Principal Window End                       159              106              77              59              47
------------------------------------------------------------------------------------------------------------------------------------
                    WAL                                       8.69             5.73            4.32            3.66            3.33
       M-6          Principal Window Begin                      51               37              37              38              38
                    Principal Window End                       159              106              77              59              47
------------------------------------------------------------------------------------------------------------------------------------
                    WAL                                       8.35             5.49            4.15            3.49            3.19
       B-1          Principal Window Begin                      51               37              37              37              38
                    Principal Window End                       145               96              70              53              42
------------------------------------------------------------------------------------------------------------------------------------
                    WAL                                       7.71             5.05            3.82            3.23            3.10
       B-2          Principal Window Begin                      51               37              37              37              37
                    Principal Window End                       127               84              61              46              38
------------------------------------------------------------------------------------------------------------------------------------


                                                    ------------------
                                                         175 PPA
----------------------------------------------------------------------
                    WAL                                        1.12
       1A1          Principal Window Begin                        1
                    Principal Window End                         38
----------------------------------------------------------------------
                    WAL                                        1.12
       1A2          Principal Window Begin                        1
                    Principal Window End                         38
----------------------------------------------------------------------
                    WAL                                        0.50
       2A1          Principal Window Begin                        1
                    Principal Window End                         13
----------------------------------------------------------------------
                    WAL                                        1.41
       2A2          Principal Window Begin                       13
                    Principal Window End                         21
----------------------------------------------------------------------
                    WAL                                        2.49
       2A3          Principal Window Begin                       21
                    Principal Window End                         38
----------------------------------------------------------------------
                    WAL                                        2.49
       2A4          Principal Window Begin                       21
                    Principal Window End                         38
----------------------------------------------------------------------
                    WAL                                        3.16
       M-1          Principal Window Begin                       38
                    Principal Window End                         38
----------------------------------------------------------------------
                    WAL                                        3.16
       M-2          Principal Window Begin                       38
                    Principal Window End                         38
----------------------------------------------------------------------
                    WAL                                        3.16
       M-3          Principal Window Begin                       38
                    Principal Window End                         38
----------------------------------------------------------------------
                    WAL                                        3.16
       M-4          Principal Window Begin                       38
                    Principal Window End                         38
----------------------------------------------------------------------
                    WAL                                        3.16
       M-5          Principal Window Begin                       38
                    Principal Window End                         38
----------------------------------------------------------------------
                    WAL                                        3.16
       M-6          Principal Window Begin                       38
                    Principal Window End                         38
----------------------------------------------------------------------
                    WAL                                        3.16
       B-1          Principal Window Begin                       38
                    Principal Window End                         38
----------------------------------------------------------------------
                    WAL                                        3.13
       B-2          Principal Window Begin                       37
                    Principal Window End                         38
----------------------------------------------------------------------



------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


GSAA 2005-15                              Preliminary Structural and Collateral Term Sheet                          December 6, 2005

------------------------------------------------------------------------------------------------------------------------------------



WAC Cap. The information in the following table has been prepared in accordance with the following assumptions (i) one and six-month LIBOR, 1-year LIBOR and 1-year CMT remain constant at 20.00%, (ii) day count convention of actual/360 is applied, and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table. This table is based on initial marketing structure and spreads.


   Period      Distribution Date        WAC Cap (%)          Group I Cap (%)          Group II Cap (%)
   ------      -----------------        -----------          ---------------          ----------------
     1             1/25/2006             21.79847               21.75653                  21.81855
     2             2/25/2006             20.61203               20.57548                  20.62951
     3             3/25/2006             20.44901               20.40854                  20.46837
     4             4/25/2006             20.01130               19.97474                  20.02879
     5             5/25/2006             19.76915               19.73137                  19.78724
     6             6/25/2006             19.43326               19.39668                  19.45076
     7             7/25/2006             19.20789               19.17009                  19.22599
     8             8/25/2006             18.87695               18.84035                  18.89446
     9             9/25/2006             18.60666               18.57005                  18.62418
     10            10/25/2006            18.40760               18.37479                  18.42330
     11            11/25/2006            17.97766               17.91676                  18.00680
     12            12/25/2006            17.80375               17.74266                  17.83298
     13            1/25/2007             17.49439               17.43526                  17.52269
     14            2/25/2007             17.26223               17.20309                  17.29052
     15            3/25/2007             17.29052               17.22503                  17.32185
     16            4/25/2007             16.81166               16.75249                  16.83996
     17            5/25/2007             16.67718               16.61603                  16.70643
     18            6/25/2007             16.37883               16.31965                  16.40715
     19            7/25/2007             16.25730               16.19613                  16.28657
     20            8/25/2007             15.96306               15.90385                  15.99139
     21            9/25/2007             15.76136               15.70214                  15.78969
     22            10/25/2007            15.62613               15.57064                  15.65267
     23            11/25/2007            14.99079               14.87862                  15.04446
     24            12/25/2007            14.91008               14.79212                  14.96652
     25            1/25/2008             14.62423               14.51006                  14.67885
     26            2/25/2008             14.45324               14.33905                  14.50787
     27            3/25/2008             14.52696               14.40489                  14.58536
     28            4/25/2008             14.12604               14.01286                  14.18018
     29            5/25/2008             14.13913               14.00704                  14.20231
     30            6/25/2008             13.86152               13.73272                  13.92312
     31            7/25/2008             13.83198               13.69888                  13.89565
     32            8/25/2008             13.55530               13.42648                  13.61692
     33            9/25/2008             13.40468               13.27738                  13.46557
     34            10/25/2008            13.00426               13.03143                  12.99126
     35            11/25/2008            12.50013               12.22340                  12.63250
     36            12/25/2008            12.56573               12.26199                  12.71103
     37            1/25/2009             12.27890               11.98493                  12.41953
     38            2/25/2009             12.17534               11.88134                  12.31598
     39            3/25/2009             12.66705               12.34185                  12.82261
     40            4/25/2009             12.07941               11.80412                  12.21110
     41            5/25/2009             12.32743               11.97211                  12.49741
     42            6/25/2009             12.04240               11.69413                  12.20901
     43            7/25/2009             12.14566               11.78575                  12.31784
     44            8/25/2009             11.85682               11.50849                  12.02346
     45            9/25/2009             11.76678               11.41843                  11.93344
     46            10/25/2009            11.94280               11.56450                  12.12379
     47            11/25/2009            11.68623               11.30095                  11.87057
     48            12/25/2009            11.80645               11.40921                  11.99651




------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


GSAA 2005-15                              Preliminary Structural and Collateral Term Sheet                          December 6, 2005

------------------------------------------------------------------------------------------------------------------------------------




   Period      Distribution Date        WAC Cap (%)          Group I Cap (%)          Group II Cap (%)
   ------      -----------------        -----------          ---------------          ----------------
     49            1/25/2010             11.51867               11.13422                  11.70260
     50            2/25/2010             11.43716               11.05270                  11.62112
     51            3/25/2010             12.02302               11.59734                  12.22670
     52            4/25/2010             11.27898               10.89447                  11.46296
     53            5/25/2010             11.41093               11.01358                  11.60105
     54            6/25/2010             11.12701               10.74245                  11.31102
     55            7/25/2010             11.26349               10.86609                  11.45364
     56            8/25/2010             10.98101               10.59641                  11.16504
     57            9/25/2010             10.91004               10.53571                  11.08916
     58            10/25/2010            11.09753               10.47180                  11.39695
     59            11/25/2010            10.27377               10.20866                  10.30493
     60            12/25/2010            10.66147               10.55028                  10.71467
     61            1/25/2011             10.31757               10.20994                  10.36906
     62            2/25/2011             10.31758               10.20993                  10.36909
     63            3/25/2011             11.42306               11.30385                  11.48009
     64            4/25/2011             10.32342               10.21614                  10.37473
     65            5/25/2011             10.66862               10.55667                  10.72217
     66            6/25/2011             10.32449               10.21612                  10.37632
     67            7/25/2011             10.66866               10.55665                  10.72222
     68            8/25/2011             10.32452               10.21611                  10.37637
     69            9/25/2011             10.32454               10.21610                  10.37639
     70            10/25/2011            10.67102               10.55772                  10.72519
     71            11/25/2011            10.33334               10.22282                  10.38618
     72            12/25/2011            10.67780               10.56357                  10.73240
     73            1/25/2012             10.33336               10.22280                  10.38622
     74            2/25/2012             10.33338               10.22278                  10.38624
     75            3/25/2012             11.04604               10.92779                  11.10255
     76            4/25/2012             10.33340               10.22275                  10.38628
     77            5/25/2012             10.67786               10.56349                  10.73251
     78            6/25/2012             10.33342               10.22272                  10.38632
     79            7/25/2012             10.67788               10.56346                  10.73255
     80            8/25/2012             10.33414               10.22483                  10.38636
     81            9/25/2012             10.35526               10.23289                  10.41371
     82            10/25/2012            10.82546               10.64601                  10.91117
     83            11/25/2012            10.56312               10.38516                  10.64811
     84            12/25/2012            10.92872               10.73135                  11.02297
     85            1/25/2013             10.57626               10.38520                  10.66750
     86            2/25/2013             10.57635               10.38522                  10.66761
     87            3/25/2013             11.71018               11.49968                  11.81069
     88            4/25/2013             10.57813               10.38683                  10.66945
     89            5/25/2013             10.93082               10.73308                  11.02522
     90            6/25/2013             10.57916               10.38687                  10.67095
     91            7/25/2013             10.93190               10.73312                  11.02677
     92            8/25/2013             10.57934               10.38692                  10.67118
     93            9/25/2013             10.57969               10.38772                  10.67130
     94            10/25/2013            10.93244               10.73400                  11.02713
     95            11/25/2013            10.57987               10.38777                  10.67153
     96            12/25/2013            10.93263               10.73405                  11.02737
     97            1/25/2014             10.58006               10.38781                  10.67177
     98            2/25/2014             10.58015               10.38784                  10.67189
     99            3/25/2014             11.71385               11.50084                  11.81544
    100            4/25/2014             10.58035               10.38788                  10.67214



------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


GSAA 2005-15                              Preliminary Structural and Collateral Term Sheet                          December 6, 2005

------------------------------------------------------------------------------------------------------------------------------------



   Period        Distribution Date          WAC Cap (%)              Group I Cap (%)           Group II Cap (%)
   ------        -----------------          -----------              ---------------           ----------------
     101             5/25/2014                10.93313                  10.73417                   11.02800
     102             6/25/2014                10.58054                  10.38793                   10.67239
     103             7/25/2014                10.93333                  10.73421                   11.02826
     104             8/25/2014                10.58074                  10.38797                   10.67264
     105             9/25/2014                10.58084                  10.38800                   10.67277
     106            10/25/2014                10.93364                  10.73429                   11.02867
     107            11/25/2014                10.58105                  10.38804                   10.67304
     108            12/25/2014                10.93386                  10.73433                   11.02894
     109             1/25/2015                10.58126                  10.38809                   10.67330
     110             2/25/2015                10.58136                  10.38811                   10.67344
     111             3/25/2015                11.71520                  11.50115                   11.81717
     112             4/25/2015                10.58158                  10.38816                   10.67372
     113             5/25/2015                10.93441                  10.73445                   11.02965
     114             6/25/2015                10.58180                  10.38820                   10.67400
     115             7/25/2015                10.93464                  10.73450                   11.02994
     116             8/25/2015                10.58202                  10.38825                   10.67428
     117             9/25/2015                10.58213                  10.38827                   10.67443
     118            10/25/2015                10.93643                  10.73903                   11.03040
     119            11/25/2015                10.69406                  10.63840                   10.72055
     120            12/25/2015                11.19637                  11.07714                   11.25311
















------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


GSAA 2005-15                              Preliminary Structural and Collateral Term Sheet                          December 6, 2005

------------------------------------------------------------------------------------------------------------------------------------


Swap Agreement. On the Closing Date, the Trustee will enter into a swap agreement with an initial swap notional amount of $879,110,000. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust shall be obligated to pay an amount equal to a per annum rate of 4.8500% (on a 30/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates to the swap provider and the trust will be entitled to receive an amount equal to a per annum rate of 1-month LIBOR (on a actual/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates from the swap provider.


                                                            Swap Schedule

       Period              Distribution Date       Swap Notional Amount ($)
       ------              -----------------       ------------------------
          1                    1/25/2006                   879,110,000.00
          2                    2/25/2006                   835,900,718.67
          3                    3/25/2006                   794,784,807.58
          4                    4/25/2006                   755,669,721.70
          5                    5/25/2006                   718,458,108.25
          6                    6/25/2006                   683,056,474.83
          7                    7/25/2006                   649,377,667.59
          8                    8/25/2006                   617,337,856.86
          9                    9/25/2006                   586,857,291.49
         10                    10/25/2006                  557,860,100.38
         11                    11/25/2006                  523,374,112.14
         12                    12/25/2006                  497,672,767.01
         13                    1/25/2007                   473,449,896.80
         14                    2/25/2007                   450,405,823.27
         15                    3/25/2007                   428,483,188.81
         16                    4/25/2007                   407,627,426.32
         17                    5/25/2007                   387,786,623.55
         18                    6/25/2007                   368,911,393.88
         19                    7/25/2007                   350,954,753.44
         20                    8/25/2007                   333,872,004.29
         21                    9/25/2007                   317,620,623.15
         22                    10/25/2007                  300,662,089.18
         23                    11/25/2007                  270,045,392.60
         24                    12/25/2007                  256,310,791.96
         25                    1/25/2008                   243,834,937.99
         26                    2/25/2008                   231,966,244.21
         27                    3/25/2008                   220,675,166.38
         28                    4/25/2008                   209,933,597.62
         29                    5/25/2008                   199,714,798.60
         30                    6/25/2008                   189,993,330.95
         31                    7/25/2008                   180,744,994.00
         32                    8/25/2008                   171,946,764.52
         33                    9/25/2008                   163,461,125.60
         34                    10/25/2008                  138,495,347.75
         35                    11/25/2008                  114,852,454.16


                Swap Schedule

Period             Distribution Date           Swap Notional Amount ($)
------             -----------------           ------------------------
  36                  12/25/2008                        108,716,545.90
  37                   1/25/2009                        103,426,992.89
  38                   2/25/2009                         98,394,771.01
  39                   3/25/2009                         93,607,362.64
  40                   4/25/2009                         89,052,859.08
  41                   5/25/2009                         84,719,930.78
  42                   6/25/2009                         80,597,799.35
  43                   7/25/2009                         76,676,210.57
  44                   8/25/2009                         72,945,409.04
  45                   9/25/2009                         69,396,113.84
  46                  10/25/2009                         66,019,495.52
  47                  11/25/2009                         62,807,154.06
  48                  12/25/2009                         59,751,098.06
  49                   1/25/2010                         56,843,724.79
  50                   2/25/2010                         54,077,801.38
  51                   3/25/2010                         51,446,446.72
  52                   4/25/2010                         48,943,114.47
  53                   5/25/2010                         46,561,576.68
  54                   6/25/2010                         44,295,908.37
  55                   7/25/2010                         42,140,472.74
  56                   8/25/2010                         40,089,907.17
  57                   9/25/2010                         38,083,842.56
  58                  10/25/2010                         29,985,494.08
  59           11/25/2010 and thereafter                          0.00











------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


GSAA 2005-15                              Preliminary Structural and Collateral Term Sheet                          December 6, 2005

------------------------------------------------------------------------------------------------------------------------------------


                                               The Mortgage Loans - All Collateral (1)

Scheduled Principal Balance:                                                                                 $892,655,719

Number of Mortgage Loans:                                                                                           3,576

Average Scheduled Principal Balance:                                                                             $249,624

Interest Only Loans:                                                                                               92.03%

Weighted Average Gross Coupon:                                                                                     6.229%

Weighted Average Net Coupon: (2)                                                                                   5.960%

Weighted Average FICO Score:                                                                                          713

Weighted Average Original LTV Ratio:                                                                               77.78%

Weighted Average Stated Remaining Term (months):                                                                      359

Weighted Average Seasoning (months):                                                                                    1

Weighted Average Months to Roll:                                                                                       54

Weighted Average Gross Margin:                                                                                      2.46%

Weighted Average Initial Rate Cap:                                                                                  4.65%

Weighted Average Periodic Rate Cap:                                                                                 1.65%

Weighted Average Gross Maximum Lifetime Rate:                                                                      11.52%

    (1)  All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the
         Statistical Calculation Date.
    (2)  The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee and any lender-paid mortgage insurance.


                                              Distribution by Current Principal Balance

                                                             Pct. Of      Weighted       Weighted                   Weighted
                                                             Pool By         Avg.          Avg.          Avg.         Avg.
                              Number Of       Principal      Principal      Gross        Current       Principal    Original
 Current Principal Balance      Loans          Balance        Balance       Coupon         FICO        Balance        LTV
---------------------------  -----------  --------------   ------------  -----------   -----------  -------------  ----------
 $50,000 & Below                    29       $1,161,327          0.13%       7.038%          701      $40,046         71.66%
 $50,001 - $75,000                  77        4,888,437          0.55        6.885           706       63,486         74.83
 $75,001 - $100,000                140       12,460,123          1.40        6.535           716       89,001         75.60
 $100,001 - $125,000               245       27,724,448          3.11        6.389           712      113,161         78.20
 $125,001 - $150,000               305       42,152,566          4.72        6.261           714      138,205         77.48
 $150,001 - $200,000               641      112,732,074         12.63        6.224           712      175,869         78.31
 $200,001 - $250,000               601      135,171,880         15.14        6.156           710      224,912         78.21
 $250,001 - $300,000               553      152,249,471         17.06        6.138           712      275,315         78.20
 $300,001 - $350,000               394      128,064,253         14.35        6.112           707      325,036         78.07
 $350,001 - $400,000               229       85,101,966          9.53        6.210           723      371,624         77.22
 $400,001 - $450,000                99       42,245,268          4.73        6.470           719      426,720         78.66
 $450,001 - $500,000               109       52,196,743          5.85        6.331           719      478,869         77.60
 $500,001 - $550,000                49       25,777,797          2.89        6.350           725      526,077         77.81
 $550,001 - $600,000                38       21,673,968          2.43        6.300           714      570,368         77.47
 $600,001 - $650,000                44       27,802,242          3.11        6.307           719      631,869         75.57
 $650,001 - $700,000                 4        2,734,550          0.31        6.741           708      683,638         69.70
 $700,001 - $750,000                 1          750,000          0.08        6.000           709      750,000         70.93
 $750,001 - $800,000                 3        2,327,281          0.26        7.169           705      775,760         76.67
 $850,001 - $900,000                 5        4,369,843          0.49        6.400           684      873,969         76.47
 $900,001 - $950,000                 3        2,828,000          0.32        6.292           704      942,667         78.91
 $950,001 - $1,000,000               2        1,959,074          0.22        6.314           735      979,537         76.84
 $1,000,001 - $1,500,000             5        6,284,409          0.70        6.257           708    1,256,882         70.42
---------------------------  -----------  --------------   ------------  -----------   -----------  -------------  ----------
 Total:                          3,576      $892,655,719       100.00%       6.229%          713      $249,624        77.78%
===========================  ===========  ==============   ============  ===========   ===========  =============  ==========


              Distribution by Current Principal Balance

                              Weighted
                                 Avg.                       Pct.
                               Combined     Pct. Full     Owner
 Current Principal Balance       LTV          Doc        Occupied
---------------------------  -----------   ----------  ------------
 $50,000 & Below                81.32%        20.16%       17.52%
 $50,001 - $75,000              84.51         34.80        30.83
 $75,001 - $100,000             84.18         35.81        39.21
 $100,001 - $125,000            87.77         36.45        53.59
 $125,001 - $150,000            86.53         33.95        59.19
 $150,001 - $200,000            87.44         34.02        67.61
 $200,001 - $250,000            87.24         30.47        73.92
 $250,001 - $300,000            87.19         24.20        80.56
 $300,001 - $350,000            87.82         25.03        83.52
 $350,001 - $400,000            86.50         30.71        77.46
 $400,001 - $450,000            87.96         21.21        72.83
 $450,001 - $500,000            85.89         19.14        80.67
 $500,001 - $550,000            87.37         26.75        79.38
 $550,001 - $600,000            89.72         20.83        94.83
 $600,001 - $650,000            85.62         11.50        86.55
 $650,001 - $700,000            78.30          0.00       100.00
 $700,001 - $750,000            79.96          0.00       100.00
 $750,001 - $800,000            86.64         33.09        66.91
 $850,001 - $900,000            80.53         39.96        80.31
 $900,001 - $950,000            78.91          0.00        66.76
 $950,001 - $1,000,000          87.95          0.00       100.00
 $1,000,001 - $1,500,000        73.51         40.95       100.00
---------------------------  -----------   ----------  ------------
 Total:                         86.97%        27.34%       75.58%
===========================  ===========   ==========  ============




------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


GSAA 2005-15                            Preliminary Structural and Collateral Term Sheet                          December 6, 2005

-----------------------------------------------------------------------------------------------------------------------------------



                                                Distribution by Current Rate

                                                   Pct. Of                       Weighted                       Weighted
                                                   Pool By        Weighted          Avg.           Avg.           Avg.
                   Number Of       Principal       Principal     Avg. Gross       Current       Principal      Original
 Current Rate        Loans          Balance         Balance        Coupon          FICO          Balance          LTV
----------------  -----------   --------------   ------------  -------------    ----------    ------------   -------------
 4.51 - 5.00%            19        $6,159,835          0.69%         4.880%           727       $324,202          74.21%
 5.01 - 5.50%           476       116,188,754         13.02          5.397            715        244,094          76.71
 5.51 - 6.00%         1,099       277,114,547         31.04          5.827            717        252,152          76.76
 6.01 - 6.50%           919       244,187,772         27.36          6.325            715        265,710          77.80
 6.51 - 7.00%           652       161,834,558         18.13          6.797            706        248,213          79.03
 7.01 - 7.50%           312        68,512,084          7.68          7.274            707        219,590          79.82
 7.51 - 8.00%            91        17,033,064          1.91          7.753            706        187,177          82.04
 8.01 - 8.50%             8         1,625,103          0.18          8.236            704        203,138          85.10
----------------  -----------   --------------   ------------  -------------    ----------    ------------   -------------
 Total:               3,576      $892,655,719        100.00%         6.229%           713       $249,624          77.78%
================  ===========   ==============   ============  =============    ==========    ============   =============


                 Distribution by Current Rate

                    Weighted
                      Avg.
                    Combined       Pct. Full     Pct. Owner
 Current Rate          LTV            Doc         Occupied
----------------  -------------  ------------  --------------
 4.51 - 5.00%          80.85%         63.51%         88.04%
 5.01 - 5.50%          85.72          51.84          83.86
 5.51 - 6.00%          86.19          36.17          84.79
 6.01 - 6.50%          87.19          19.82          78.50
 6.51 - 7.00%          87.86          14.08          63.08
 7.01 - 7.50%          88.76           9.89          51.76
 7.51 - 8.00%          90.90           9.99          40.72
 8.01 - 8.50%          93.09           0.00          43.98
----------------  -------------  ------------  --------------
 Total:                86.97%         27.34%         75.58%
================  =============  ============  ==============



                                                    Distribution by FICO

                                                   Pct. Of                       Weighted                       Weighted
                                                   Pool By        Weighted          Avg.           Avg.           Avg.
                   Number Of       Principal       Principal     Avg. Gross       Current       Principal      Original
     FICO            Loans          Balance         Balance        Coupon          FICO          Balance          LTV
----------------  -----------   --------------   ------------  -------------    ----------    ------------   -------------
 800 - 819               59       $14,889,861          1.67%         6.064%           806       $252,371          76.36%
 780 - 799              248        62,293,101          6.98          6.164            788        251,182          77.25
 760 - 779              337        85,558,684          9.58          6.128            769        253,883          77.87
 740 - 759              405       103,917,178         11.64          6.154            749        256,586          78.10
 720 - 739              470       121,075,747         13.56          6.250            730        257,608          78.58
 700 - 719              549       136,467,422         15.29          6.226            710        248,575          78.47
 680 - 699              534       134,655,540         15.08          6.280            689        252,164          77.68
 660 - 679              558       131,096,809         14.69          6.289            670        234,941          78.23
 640 - 659              274        67,213,088          7.53          6.343            650        245,303          75.73
 620 - 639              132        33,105,441          3.71          6.198            631        250,799          75.78
 600 - 619                6         1,375,800          0.15          5.909            608        229,300          65.85
 580 - 599                2           389,000          0.04          5.987            595        194,500          57.81
 NA                       2           618,049          0.07          5.762              0        309,024          86.76
----------------  -----------   --------------   ------------  -------------    ----------    ------------   -------------
 Total:               3,576      $892,655,719        100.00%         6.229%           713       $249,624          77.78%
================  ===========   ==============   ============  =============    ==========    ============   =============


                     Distribution by FICO


                    Weighted
                      Avg.
                    Combined       Pct. Full     Pct. Owner
     FICO              LTV            Doc         Occupied
----------------  -------------  ------------  --------------
 800 - 819             83.36%         28.62%         67.70%
 780 - 799             85.47          26.47          60.31
 760 - 779             86.89          26.66          69.60
 740 - 759             88.88          20.83          73.49
 720 - 739             89.41          16.18          72.86
 700 - 719             88.10          19.20          75.95
 680 - 699             87.37          28.20          76.95
 660 - 679             87.40          37.18          79.45
 640 - 659             81.56          39.36          87.76
 620 - 639             80.88          52.82          90.99
 600 - 619             65.85         100.00         100.00
 580 - 599             57.81         100.00         100.00
 NA                    86.76         100.00         100.00
----------------  -------------  ------------  --------------
 Total:                86.97%         27.34%         75.58%
================  =============  ============  ==============


                                                Distribution by Original LTV


                                                   Pct. Of                       Weighted                      Weighted
                                                   Pool By        Weighted          Avg.         Avg.            Avg.
                   Number Of       Principal       Principal     Avg. Gross       Current     Principal       Original
   Original LTV      Loans          Balance         Balance        Coupon          FICO        Balance           LTV
----------------  -----------   --------------   ------------  -------------    ----------    ------------   ----------
 30.00% & Below          19        $3,072,580          0.34%         6.155%          733       $161,715          23.71%
 30.01 - 40.00%          20         4,715,796          0.53          5.976           700        235,790          35.72
 40.01 - 50.00%          51        11,242,797          1.26          5.871           723        220,447          45.98
 50.01 - 60.00%         106        25,236,767          2.83          6.013           714        238,083          56.00
 60.01 - 70.00%         252        69,936,778          7.83          6.182           707        277,527          67.36
 70.01 - 80.00%       2,799       705,170,376         79.00          6.217           713        251,937          79.26
 80.01 - 85.00%          17         4,676,623          0.52          6.334           704        275,095          84.53
 85.01 - 90.00%         224        48,213,627          5.40          6.561           714        215,239          89.76
 90.01 - 95.00%          85        19,525,028          2.19          6.529           730        229,706          94.83
 95.01 - 100.00%          3           865,347          0.10          6.201           675        288,449          99.08
----------------  ---------    --------------   ------------   ------------    ---------     ----------      ----------
 Total:               3,576      $892,655,719        100.00%         6.229%          713       $249,624          77.78%
================  =========    ==============   ============   ============    ==========    ==========      ==========


                 Distribution by Original LTV


                    Weighted
                      Avg.
                    Combined       Pct. Full     Pct. Owner
   Original LTV        LTV            Doc         Occupied
----------------  -------------  ------------  --------------
 30.00% & Below         26.00%         11.91%        53.79%
 30.01 - 40.00%         36.20          33.92         75.68
 40.01 - 50.00%         46.41          39.19         85.81
 50.01 - 60.00%         59.06          22.96         85.17
 60.01 - 70.00%         72.01          30.18         64.42
 70.01 - 80.00%         90.28          27.31         77.25
 80.01 - 85.00%         86.00          30.94         74.62
 85.01 - 90.00%         89.76          24.06         54.45
 90.01 - 95.00%         94.83          21.80         91.74
 95.01 - 100.00%        99.08         100.00        100.00
----------------  ------------    -----------   -----------
 Total:                 86.97%         27.34%        75.58%
================  ============    ===========   ===========




------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


GSAA 2005-15                              Preliminary Structural and Collateral Term Sheet                          December 6, 2005

------------------------------------------------------------------------------------------------------------------------------------



                                                 Distribution by Document Type

                                                                  Pct. Of     Weighted     Weighted                   Weighted
                                                                   Pool By      Avg.         Avg.           Avg.        Avg.
                                    Number         Principal      Principal    Gross        Current      Principal    Original
          Document Type             Of Loans        Balance        Balance      Coupon        FICO        Balance        LTV
-------------------------------   ------------  --------------  ------------ -----------   ----------  ------------  ----------
 Full/Alt                             1,051      $244,032,139       27.34%       5.936%         704      $232,190       77.50%
 Nina/No Doc                            178       45,852,452         5.14        6.558          718      257,598        76.13
 Stated Income Stated Assets            499      118,199,220        13.24        5.864          739      236,872        77.86
 Stated Income Verified Assets        1,848      484,571,907        54.28        6.434          711      262,214        78.06
-------------------------------   ------------  --------------  ------------ -----------   ----------  ------------  ----------
 Total:                               3,576      $892,655,719     100.00%       6.229%          713      $249,624      77.78%
===============================   ============  ==============  ============ ===========   ==========  ============  ==========


                    Distribution by Document Type

                                  Weighted
                                    Avg.
                                  Combined    Pct.         Owner
          Document Type             LTV       Full Doc     Occupied
-------------------------------   ---------  ----------   -----------
 Full/Alt                           87.66%      100.00%       76.03%
 Nina/No Doc                        76.84         0.00        93.48
 Stated Income Stated Assets        83.58         0.00        75.16
 Stated Income Verified Assets      88.40         0.00        73.77
-------------------------------   --------   ----------   -----------
 Total:                             86.97%       27.34%       75.58%
===============================   =========  ==========   ===========




                                                Distribution by Loan Purpose

                                                          Pct. Of        Weighted      Weighted                   Weighted
                                                          Pool By          Avg.         Avg.          Avg.          Avg.
                           Number Of       Principal      Principal        Gross       Current     Principal     Original
      Loan Purpose           Loans          Balance        Balance        Coupon         FICO        Balance         LTV
------------------------  ------------  ---------------  ------------  ------------  -----------  -------------  -----------
 Cashout Refinance              649      $167,754,420        18.79%        6.227%          692      $258,481        71.68%
 Purchase                     2,599       644,571,388        72.21         6.238           721       248,007        79.84
 Rate/Term Refinance            328        80,329,911         9.00         6.155           699       244,908        74.02
------------------------  ---------     -------------    ---------     ----------    ---------    -----------    ---------
 Total:                       3,576      $892,655,719      100.00%         6.229%          713      $249,624        77.78%
========================  =========     =============    =========     ==========    ==========   =============  =========


                   Distribution by Loan Purpose

                           Weighted
                             Avg.                        Pct.
                          Combined       Pct. Full       Owner
      Loan Purpose            LTV           Doc         Occupied
------------------------  -----------   ------------  ------------
 Cashout Refinance           74.01%        35.29%        80.36%
 Purchase                     91.02         24.38         73.78
 Rate/Term Refinance          81.47         34.46         80.08
------------------------  -----------   ------------  ------------
 Total:                      86.97%        27.34%        75.58%
========================  ===========   ============  ============



                                             Distribution by Occupancy Status

                                                      Pct. Of                       Weighted                   Weighted
                                                      Pool By        Weighted         Avg.         Avg.          Avg.
                       Number Of       Principal      Principal     Avg. Gross      Current     Principal      Original
 Occupancy Status        Loans          Balance        Balance        Coupon         FICO        Balance         LTV
--------------------  ------------  ---------------- ------------  ------------   ----------  -------------  -----------
 Non Owner                  782      $155,262,566        17.39%         6.676%          722       $198,545         76.95%
 Owner Occupied           2,515       674,693,543        75.58          6.141           710        268,268         77.75
 Second Home                279        62,699,610         7.02          6.060           732        224,730         80.17
--------------------  ------------  ---------------- ------------  ------------  -------------  -------------  ---------
 Total:                   3,576      $892,655,719       100.00%         6.229%          713       $249,624        77.78%
====================  ============  ================ ============  ============  =============  =============  =========


                Distribution by Occupancy Status

                        Weighted
                          Avg.                         Pct.
                        Combined       Pct. Full     Owner
 Occupancy Status          LTV            Doc         Occupied
--------------------  -------------   ------------  ------------
 Non Owner                81.91%         31.05%         0.00%
 Owner Occupied           88.30          27.50        100.00
 Second Home              85.08          16.40          0.00
--------------------  -------------   ------------  ------------
 Total:                   86.97%         27.34%        75.58%
====================  =============   ============  ============



                                               Distribution by Property Type

                                                     Pct. Of                     Weighted                       Weighted
                                                     Pool By      Weighted         Avg.           Avg.           Avg.
                    Number Of       Principal       Principal     Avg. Gross     Current        Principal      Original
 Property Type        Loans          Balance         Balance        Coupon          FICO         Balance          LTV
------------------ -----------   --------------    ------------  ------------   -----------   ------------    ------------
 2-4 Family              213      $56,147,887          6.29%         6.679%           716       $263,605         76.86%
 Condo                   610      136,056,676          15.24          6.176           721        223,044          79.05
 Co-op                     4          489,427           0.05          6.504           678        122,357          79.30
 Pud                     985      249,737,974          27.98          6.137           713        253,541          78.54
 Single Family         1,764      450,223,754          50.44          6.239           711        255,229          77.09
------------------ -----------   --------------    ------------  ------------   -----------   ------------    ------------
 Total:                3,576      $892,655,719       100.00%         6.229%           713       $249,624         77.78%
================== ===========   ==============    ============  ============   ===========   ============    ============


                Distribution by Property Type

                     Weighted
                      Avg.
                     Combined      Pct. Full     Pct. Owner
 Property Type          LTV           Doc         Occupied
------------------ ------------  ------------   -------------
 2-4 Family            82.83%        27.65%         41.28%
 Condo                  88.25         25.28          73.08
 Co-op                  79.30         39.66         100.00
 Pud                    88.85         29.99          77.19
 Single Family          86.06         26.44          79.70
------------------ ------------  ------------   -------------
 Total:                86.97%        27.34%         75.58%
================== ============  ============   =============



------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


GSAA 2005-15                              Preliminary Structural and Collateral Term Sheet                          December 6, 2005

------------------------------------------------------------------------------------------------------------------------------------


                                                  Distribution by State

                                                    Pct. Of                        Weighted                    Weighted
                                                    Pool By        Weighted          Avg.         Avg.           Avg.
                    Number Of       Principal       Principal     Avg. Gross       Current      Principal      Original
      State           Loans          Balance         Balance        Coupon          FICO         Balance          LTV
------------------ -----------  ---------------   ------------  --------------   ------------ ------------   ------------
 CA - Southern           517      $164,073,183         18.38%         6.122%           715      $317,356          76.42%
 CA - Northern           336       119,647,728         13.40          6.270            716       356,094          76.72
 FL                      421        88,162,948          9.88          6.356            715       209,413          79.31
 VA                      203        61,912,903          6.94          6.161            713       304,990          78.34
 NV                      211        52,423,941          5.87          6.168            718       248,455          78.68
 AZ                      224        50,455,122          5.65          6.261            713       225,246          78.09
 WA                      163        38,738,474          4.34          6.114            709       237,659          78.34
 MD                      128        37,067,300          4.15          6.134            706       289,588          77.06
 IL                      140        33,765,984          3.78          6.345            707       241,186          78.30
 CO                      142        28,111,351          3.15          6.212            711       197,967          78.65
 Other                 1,091       218,296,787         24.45          6.282            712       200,089          78.16
------------------ -----------  ---------------   ------------  --------------   ------------ ------------   ------------
 Total:                3,576      $892,655,719       100.00%          6.229%           713      $249,624          77.78%
================== ===========  ===============   ============  ==============   ============ ============   ============


                    Distribution by State

                     Weighted
                       Avg.
                     Combined      Pct. Full     Pct. Owner
      State             LTV           Doc         Occupied
------------------ -------------  ----------- ---------------
 CA - Southern          86.98%        20.32%         86.35%
 CA - Northern          86.73         17.20          84.23
 FL                     86.67         18.23          59.37
 VA                     88.36         34.37          81.08
 NV                     85.80         21.44          68.22
 AZ                     86.34         32.02          65.40
 WA                     88.97         36.56          79.75
 MD                     85.78         44.59          80.97
 IL                     88.24         25.70          77.69
 CO                     89.81         40.30          75.38
 Other                  86.52         34.21          69.91
------------------ -------------  ----------- ---------------
 Total:                 86.97%        27.34%         75.58%
================== =============  =========== ===============


                                                 Distribution by Zip Code

                                                   Pct. Of                       Weighted                      Weighted
                                                   Pool By        Weighted          Avg.           Avg.           Avg.
                   Number Of       Principal       Principal     Avg. Gross       Current       Principal      Original
   Zip Code          Loans          Balance         Balance        Coupon          FICO          Balance          LTV
---------------   ------------  ---------------  -------------  -------------  ------------   ------------   ------------
 95757                    8        $3,567,051         0.40%         5.871%            709       $445,881         78.53%
 89141                   11         3,552,922          0.40          5.971            714        322,993          78.33
 92392                   10         2,990,442          0.34          6.120            729        299,044          82.69
 92373                    5         2,842,338          0.32          5.909            727        568,468          76.15
 92563                    8         2,733,536          0.31          5.999            711        341,692          79.15
 89148                   11         2,681,522          0.30          6.310            722        243,775          79.99
 89052                    9         2,627,304          0.29          6.113            722        291,923          84.32
 89123                   13         2,586,001          0.29          6.471            705        198,923          81.67
 22193                    8         2,463,794          0.28          6.310            706        307,974          79.10
 91913                    7         2,451,387          0.27          6.220            719        350,198          80.00
 Other                3,486       864,159,420         96.81          6.233            713        247,894          77.71
---------------   ------------  ---------------  -------------  -------------  ------------   ------------   ------------
 Total:               3,576      $892,655,719       100.00%         6.229%            713       $249,624         77.78%
===============   ============  ===============  =============  =============  ============   ============   ============


                   Distribution by Zip Code

                    Weighted
                      Avg.
                    Combined       Pct. Full     Pct. Owner
   Zip Code            LTV            Doc         Occupied
---------------   ------------   -------------  -------------
 95757                86.58%         50.06%         85.48%
 89141                 86.06          29.94          70.98
 92392                 93.64          29.33         100.00
 92373                 85.23          10.46          82.41
 92563                 93.75          12.58         100.00
 89148                 93.51           0.00          80.49
 89052                 89.48          20.11          76.31
 89123                 88.64          17.20          47.13
 22193                 89.84          11.16          80.29
 91913                 98.76          52.85         100.00
 Other                 86.86          27.44          75.36
---------------   ------------   -------------  -------------
 Total:               86.97%         27.34%         75.58%
===============   ============   =============  =============


                                      Distribution by Remaining Months to Maturity

                                                   Pct. Of                       Weighted                      Weighted
   Remaining                                       Pool By        Weighted         Avg.           Avg.           Avg.
   Months To       Number Of       Principal       Principal     Avg. Gross       Current       Principal      Original
   Maturity          Loans          Balance         Balance        Coupon          FICO          Balance          LTV
----------------- -----------   --------------    ------------  ------------   ------------   -------------  -----------
 301 - 360            3,576      $892,655,719       100.00%         6.229%            713       $249,624         77.78%
----------------- -----------   --------------    ------------  ------------   ------------   -------------  -----------
 Total:               3,576      $892,655,719       100.00%         6.229%            713       $249,624         77.78%
================= ===========   ==============    ============  ============   ============   =============  ===========


         Distribution by Remaining Months to Maturity

                     Weighted
   Remaining            Avg.
   Months To         Combined       Pct. Full     Pct. Owner
   Maturity             LTV            Doc         Occupied
----------------- --------------  -------------  -------------
 301 - 360             86.97%         27.34%         75.58%
----------------- --------------  -------------  -------------
 Total:                86.97%         27.34%         75.58%
================= ==============  =============  =============



------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


GSAA 2005-15                              Preliminary Structural and Collateral Term Sheet                          December 6, 2005

------------------------------------------------------------------------------------------------------------------------------------



                                            Distribution by Amortization Type

                                                     Pct. Of                     Weighted                      Weighted
                                                      Pool By      Weighted        Avg.            Avg.           Avg.
  Amortization      Number Of       Principal       Principal     Avg. Gross     Current        Principal      Original
      Type            Loans          Balance         Balance        Coupon          FICO         Balance          LTV
-----------------  ------------ ----------------  -------------  -------------  -----------   -------------  ------------
 1 Year ARM              101      $26,554,655          2.97%         6.836%           698       $262,917         78.34%
 10 Year ARM             204       45,923,741           5.14          6.423           716        225,116          77.00
 2 Year ARM              181       54,355,259           6.09          6.591           717        300,305          78.42
 3 Year ARM              696      185,651,291          20.80          6.457           714        266,740          78.07
 5 Year ARM            2,214      534,323,465          59.86          6.077           712        241,339          77.75
 7 Year ARM              180       45,847,309           5.14          6.101           725        254,707          76.69
-----------------  ------------ ----------------  -------------  -------------  -----------   -------------  ------------
 Total:                3,576      $892,655,719       100.00%         6.229%           713       $249,624         77.78%
=================  ============ ================  =============  =============  ===========   =============  ============


               Distribution by Amortization Type

                      Weighted
                         Avg.
  Amortization         Combined      Pct. Full     Pct. Owner
      Type                LTV           Doc         Occupied
-----------------  -------------   ------------  --------------
 1 Year ARM              87.36%        13.34%         50.18%
 10 Year ARM              83.41         24.01          73.15
 2 Year ARM               90.86          9.98          75.16
 3 Year ARM               87.14         21.30          66.42
 5 Year ARM               87.19         30.26          80.17
 7 Year ARM               82.38         49.73          76.90
-----------------  -------------   ------------  --------------
 Total:                  86.97%        27.34%         75.58%
=================  =============   ============  ==============


                                        Distribution by Prepayment Term (Months)

                                                   Pct. Of                        Weighted                     Weighted
                                                   Pool By        Weighted          Avg.           Avg.           Avg.
  Prepayment       Number Of       Principal       Principal     Avg. Gross       Current       Principal      Original
 Term (Months)       Loans          Balance         Balance        Coupon          FICO          Balance          LTV
----------------  ------------  ---------------  ------------- -------------   -------------  ------------  ------------
 0                    2,513      $659,905,131         73.93%         6.192%           715       $262,597          77.81%
 12                     333        82,763,749          9.27          6.061            703        248,540          77.27
 24                       9           768,682          0.09          6.918            700         85,409          79.36
 30                       3           350,003          0.04          6.518            688        116,668          80.00
 36                     548       116,305,466         13.03          6.537            710        212,236          77.61
 42                       7         1,406,974          0.16          7.138            732        200,996          79.91
 60                     163        31,155,714          3.49          6.248            716        191,139          78.94
----------------  ------------  ---------------  ------------- -------------   -------------  ------------  ------------
 Total:               3,576      $892,655,719        100.00%         6.229%           713       $249,624          77.78%
================  ============  ===============  ============= =============   =============  ============  ============


           Distribution by Prepayment Term (Months)

                    Weighted
                      Avg.
  Prepayment        Combined       Pct. Full     Pct. Owner
 Term (Months)         LTV            Doc         Occupied
----------------  ------------    -----------   -------------
 0                     87.01%         30.42%         79.23%
 12                    87.85          21.88          84.05
 24                    91.40          54.99          45.01
 30                    87.87           0.00          52.44
 36                    86.14          17.81          53.40
 42                    92.06           9.66          17.13
 60                    86.48          12.48          62.39
----------------  ------------    -----------   ------------
 Total:                86.97%         27.34%         75.58%
================  ============    ===========   ============



                                               Distribution by Periodic Cap

                                                   Pct. Of                       Weighted                      Weighted
                                                   Pool By        Weighted         Avg.            Avg.          Avg.
                   Number Of       Principal       Principal     Avg. Gross       Current       Principal      Original
 Periodic Cap        Loans          Balance         Balance        Coupon          FICO          Balance          LTV
----------------- ------------ ------------------ ------------ --------------  ------------ ---------------  ------------
 1.00 - 1.49%         1,173      $316,662,924        35.47%         6.636%            714       $269,960         78.31%
 2.00 - 2.49%         2,403       575,992,795         64.53          6.005            713        239,697          77.49
----------------- ------------ ------------------ ------------ --------------  ------------ ---------------  ------------
 Total:               3,576      $892,655,719       100.00%         6.229%            713       $249,624         77.78%
================= ============ ================== ============ ==============  ============ ===============  ============


                 Distribution by Periodic Cap

                    Weighted
                       Avg.
                    Combined       Pct. Full     Pct. Owner
 Periodic Cap          LTV            Doc         Occupied
----------------- ------------   ------------   --------------
 1.00 - 1.49%         87.97%         13.50%         65.68%
 2.00 - 2.49%          86.41          34.94          81.03
----------------- ------------   ------------   --------------
 Total:               86.97%         27.34%         75.58%
================= ============   ============   ==============


                                           Distribution by Months to Rate Reset

                                                   Pct. Of                       Weighted                      Weighted
                                                   Pool By        Weighted          Avg.          Avg.           Avg.
   Months To       Number Of       Principal       Principal     Avg. Gross       Current       Principal      Original
  Rate Reset         Loans          Balance         Balance        Coupon          FICO          Balance          LTV
----------------  -------------  --------------  -------------  -------------  ------------  ---------------  -----------
 10 & Below              14        $3,999,738          0.45%         6.681%           691       $285,696          79.56%
 11 - 20                 88        22,974,778          2.57          6.848            699        261,077          78.16
 21 - 30                187        55,092,676          6.17          6.589            717        294,613          78.38
 31 - 40                689       184,494,013         20.67          6.458            714        267,771          78.07
 51 - 60              2,214       534,323,465         59.86          6.077            712        241,339          77.75
 71 - 80                 20         3,763,364          0.42          6.288            728        188,168          80.66
 81 - 90                160        42,083,945          4.71          6.084            724        263,025          76.33
 111 - 120              203        45,832,541          5.13          6.423            716        225,776          76.99
 >= 121                   1            91,200          0.01          6.625            754         91,200          80.00
----------------  -------------  --------------  -------------  -------------  ------------  ---------------  -----------
 Total:               3,576      $892,655,719        100.00%         6.229%           713       $249,624          77.78%
================  =============  ==============  =============  =============  ============  ===============  ===========



             Distribution by Months to Rate Reset

                    Weighted
                       Avg.
   Months To        Combined       Pct. Full     Pct. Owner
  Rate Reset           LTV            Doc         Occupied
----------------  --------------  ------------- --------------
 10 & Below            85.17%         29.07%         38.68%
 11 - 20               87.60          10.36          53.09
 21 - 30               90.81          10.35          74.89
 31 - 40               87.16          21.29          66.39
 51 - 60               87.19          30.26          80.17
 71 - 80               92.28          57.08          53.84
 81 - 90               81.50          49.07          78.96
 111 - 120             83.38          24.06          73.09
 >= 121               100.00           0.00         100.00
----------------  --------------  ------------- --------------
 Total:               86.97%         27.34%          75.58%
================  ==============  ============= ==============







------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


GSAA 2005-15                              Preliminary Structural and Collateral Term Sheet                          December 6, 2005

------------------------------------------------------------------------------------------------------------------------------------


                                           Distribution by Maximum Lifetime Rate

                                                      Pct. Of                     Weighted                      Weighted
                                                      Pool By        Weighted        Avg.          Avg.            Avg.
 Maximum Lifetime     Number Of       Principal       Principal     Avg. Gross     Current       Principal      Original
       Rate             Loans          Balance         Balance        Coupon          FICO        Balance          LTV
-------------------  ------------ ----------------  ------------- ------------- ------------- -------------- -------------
 10.49% & Below            236       $56,373,620         6.32%         5.318%           716      $238,871         76.02%
 10.50 - 10.99%            977       237,208,582         26.57          5.705           715       242,793          76.69
 11.00 - 11.49%            759       194,975,430         21.84          6.129           716       256,885          77.72
 11.50 - 11.99%            573       148,126,841         16.59          6.476           714       258,511          78.41
 12.00 - 12.49%            371        96,021,593         10.76          6.581           715       258,818          78.82
 12.50 - 12.99%            354        92,918,462         10.41          6.778           706       262,482          78.32
 13.00 - 13.49%            218        49,137,689          5.50          7.182           705       225,402          79.44
 13.50 - 13.99%             78        16,129,843          1.81          7.677           706       206,793          80.16
 14.00 - 14.49%              9         1,415,659          0.16          8.103           715       157,295          82.15
 14.50 - 14.99%              1           348,000          0.04          8.500           669       348,000          80.00
-------------------  ------------ ----------------  ------------- ------------- ------------- -------------- -------------
 Total:                  3,576      $892,655,719       100.00%         6.229%           713      $249,624         77.78%
===================  ============ ================  ============= ============= ============= ============== =============


            Distribution by Maximum Lifetime Rate

                       Weighted
                        Avg.                           Pct.
 Maximum Lifetime      Combined       Pct. Full       Owner
       Rate               LTV            Doc         Occupied
-------------------  ------------   -------------  ------------
 10.49% & Below          84.73%         46.49%        84.06%
 10.50 - 10.99%           86.23          43.09         85.18
 11.00 - 11.49%           86.63          28.49         80.80
 11.50 - 11.99%           87.38          21.37         75.25
 12.00 - 12.49%           87.85          10.14         70.78
 12.50 - 12.99%           87.11          12.69         61.06
 13.00 - 13.49%           89.81          11.40         49.00
 13.50 - 13.99%           90.43           7.89         42.45
 14.00 - 14.49%           94.80           0.00         44.62
 14.50 - 14.99%           90.00           0.00          0.00
-------------------  ------------   -------------  ------------
 Total:                  86.97%         27.34%        75.58%
===================  ============   =============  ============



                                          Distribution by Minimum Lifetime Rate

                                                   Pct. Of                       Weighted                      Weighted
                                                   Pool By        Weighted         Avg.           Avg.            Avg.
    Minimum        Number Of       Principal       Principal     Avg. Gross       Current       Principal      Original
 Lifetime Rate       Loans          Balance         Balance        Coupon          FICO          Balance          LTV
----------------  ------------ ----------------  -------------  -------------   ------------  -------------  ------------
 2.00 - 2.49%         2,212      $524,860,370        58.80%         6.050%            713       $237,279         77.36%
 2.50 - 2.99%         1,257       333,082,874         37.31          6.525            713        264,982          78.35
 3.00 - 3.49%           107        34,712,475          3.89          6.085            726        324,416          78.65
----------------  ------------ ----------------  -------------  -------------   ------------  -------------  ------------
 Total:               3,576      $892,655,719       100.00%         6.229%            713       $249,624         77.78%
================  ============ ================  =============  =============   ============  =============  ============


             Distribution by Minimum Lifetime Rate

                    Weighted
                      Avg.
    Minimum         Combined       Pct. Full     Pct. Owner
 Lifetime Rate         LTV            Doc         Occupied
----------------  -------------   -----------  ---------------
 2.00 - 2.49%         87.41%         27.77%         83.68%
 2.50 - 2.99%          86.48          24.59          62.85
 3.00 - 3.49%          84.97          47.14          75.26
----------------  -------------   -----------  ---------------
 Total:               86.97%         27.34%         75.58%
================  =============   ===========  ===============




                                                  Distribution by Margin

                                                   Pct. Of                       Weighted                      Weighted
                                                   Pool By        Weighted         Avg.           Avg.           Avg.
                   Number Of       Principal       Principal     Avg. Gross       Current       Principal      Original
    Margin           Loans          Balance         Balance        Coupon          FICO          Balance          LTV
----------------  ------------ ----------------  ------------- -------------- -------------- --------------  ------------
 2.00 - 2.49%         2,218      $526,142,975        58.94%         6.050%            713       $237,215         77.40%
 2.50 - 2.99%         1,255       332,386,782         37.24          6.528            713        264,850          78.30
 3.00 - 3.49%           103        34,125,962          3.82          6.066            727        331,320          78.62
----------------  ------------ ----------------  ------------- -------------- -------------- --------------  ------------
 Total:               3,576      $892,655,719       100.00%         6.229%            713       $249,624         77.78%
================  ============ ================  ============= ============== ============== ==============  ============


                    Distribution by Margin

                    Weighted
                       Avg.
                    Combined       Pct. Full     Pct. Owner
    Margin             LTV            Doc         Occupied
----------------  --------------  ------------  -------------
 2.00 - 2.49%         87.43%         27.95%         83.72%
 2.50 - 2.99%          86.44          24.32          62.73
 3.00 - 3.49%          84.99          47.35          75.22
----------------  --------------  ------------  -------------
 Total:               86.97%         27.34%         75.58%
================  ==============  ============  =============



                                           Distribution by First Adjustment Cap

                                                   Pct. Of                       Weighted                      Weighted
     First                                         Pool By        Weighted         Avg.           Avg.           Avg.
  Adjustment       Number Of       Principal       Principal     Avg. Gross       Current       Principal      Original
      Cap            Loans          Balance         Balance        Coupon          FICO          Balance          LTV
----------------  ------------ ---------------- -------------  -------------   ------------  --------------  ------------
 1.51 - 2.00%           178       $48,058,131         5.38%         6.338%            705       $269,989         78.15%
 2.51 - 3.00%           260        83,079,426          9.31          6.345            721        319,536          77.61
 4.51 - 5.00%         3,132       760,473,101         85.19          6.209            713        242,808          77.78
 5.51 - 6.00%             6         1,045,061          0.12          6.316            742        174,177          77.77
----------------  ------------ ---------------- -------------  -------------   ------------  --------------  ------------
 Total:               3,576      $892,655,719       100.00%         6.229%            713       $249,624         77.78%
================  ============ ================ =============  =============   ============  ==============  ============


             Distribution by First Adjustment Cap

                    Weighted
     First          Avg.
  Adjustment        Combined       Pct. Full     Pct. Owner
      Cap              LTV            Doc         Occupied
----------------  -------------  -------------  --------------
 1.51 - 2.00%         85.32%         34.03%         69.11%
 2.51 - 3.00%          88.29          24.88          74.40
 4.51 - 5.00%          86.93          27.16          76.16
 5.51 - 6.00%          86.03          43.39          46.02
----------------  -------------  -------------  --------------
 Total:               86.97%         27.34%         75.58%
================  =============  =============  ==============



------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


GSAA 2005-15                              Preliminary Structural and Collateral Term Sheet                          December 6, 2005

------------------------------------------------------------------------------------------------------------------------------------


                                          Distribution by Periodic Lifetime Cap

                                                   Pct. Of                       Weighted                      Weighted
                                                   Pool By        Weighted         Avg.            Avg.           Avg.
   Periodic        Number Of       Principal       Principal     Avg. Gross       Current       Principal      Original
 Lifetime Cap        Loans          Balance         Balance        Coupon          FICO          Balance          LTV
---------------- ------------- ---------------  -------------- -------------  -------------  --------------  ------------
 4.51 - 5.00%         2,618      $635,761,792        71.22%         6.104%            714       $242,843         77.71%
 5.51 - 6.00%           958       256,893,927         28.78          6.538            712        268,156          77.96
---------------- ------------- ---------------  -------------- -------------  -------------  --------------  ------------
 Total:               3,576      $892,655,719       100.00%         6.229%            713       $249,624         77.78%
================ ============= ===============  ============== =============  =============  ==============  ============


             Distribution by Periodic Lifetime Cap

                     Weighted
                       Avg.
   Periodic          Combined       Pct. Full     Pct. Owner
 Lifetime Cap           LTV            Doc         Occupied
---------------- --------------- -------------- --------------
 4.51 - 5.00%          86.61%         31.02%         79.17%
 5.51 - 6.00%           87.84          18.24          66.72
---------------- --------------- -------------- --------------
 Total:                86.97%         27.34%         75.58%
================ =============== ============== ==============


                                           Distribution by Interest Only Loans

                                                   Pct. Of                       Weighted                      Weighted
                                                   Pool By        Weighted         Avg.            Avg.           Avg.
   Interest        Number Of       Principal       Principal     Avg. Gross       Current       Principal      Original
  Only Loans         Loans          Balance         Balance        Coupon          FICO          Balance          LTV
---------------- ------------- ---------------- -------------- -------------  -------------  -------------  -------------
 N                      343       $71,182,210         7.97%         6.417%            714       $207,528         77.60%
 Y                    3,233       821,473,509         92.03          6.212            713        254,090          77.80
---------------- ------------- ---------------- -------------- -------------  -------------  -------------  -------------
 Total:               3,576      $892,655,719       100.00%         6.229%            713       $249,624         77.78%
================ ============= ================ ============== =============  =============  =============  =============


              Distribution by Interest Only Loans

                    Weighted
                       Avg.
   Interest         Combined       Pct. Full     Pct. Owner
  Only Loans           LTV            Doc         Occupied
---------------- -------------- ------------- ---------------
 N                    82.96%         25.59%         65.14%
 Y                     87.31          27.49          76.49
---------------- -------------- ------------- ---------------
 Total:               86.97%         27.34%         75.58%
================ ============== ============= ===============


                                            Distribution by Interest Only Term

                                                   Pct. Of                       Weighted                      Weighted
                                                   Pool By        Weighted          Avg.           Avg.           Avg.
   Interest        Number Of       Principal       Principal     Avg. Gross       Current       Principal      Original
   Only Term         Loans          Balance         Balance        Coupon          FICO          Balance          LTV
---------------- ------------- ---------------- -------------- -------------  -------------  -------------  -------------
 0                      343       $71,182,210          7.97%         6.417%           714       $207,528          77.60%
 6                        1         1,094,409          0.12          6.000            767      1,094,409          70.00
 36                     137        48,620,930          5.45          5.904            723        354,897          78.33
 60                   1,948       465,051,929         52.10          6.018            711        238,733          77.88
 84                     135        35,378,777          3.96          6.100            727        262,065          77.87
 120                  1,012       271,327,463         30.40          6.616            713        268,110          77.59
---------------- ------------- ---------------- -------------- -------------  -------------  -------------  -------------
 Total:               3,576      $892,655,719        100.00%         6.229%           713       $249,624          77.78%
================ ============= ================ ============== =============  =============  =============  =============


              Distribution by Interest Only Term

                    Weighted
                       Avg.
   Interest         Combined       Pct. Full     Pct. Owner
   Only Term           LTV            Doc         Occupied
---------------- -------------- ------------- ---------------
 0                     82.96%         25.59%         65.14%
 6                     70.00           0.00         100.00
 36                    85.73          42.61          75.55
 60                    87.59          31.88          81.17
 84                    83.53          46.93          71.78
 120                   87.69          14.83          69.14
---------------- -------------- ------------- ---------------
 Total:                86.97%         27.34%         75.58%
================ ============== ============= ===============







------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


GSAA 2005-15                              Preliminary Structural and Collateral Term Sheet                          December 6, 2005

------------------------------------------------------------------------------------------------------------------------------------


                                                Group I Mortgage Loans(1)

Scheduled Principal Balance:                                                                                 $288,918,571

Number of Mortgage Loans:                                                                                           1,346

Average Scheduled Principal Balance:                                                                             $214,650

Interest Only Loans:                                                                                               90.97%

Weighted Average Gross Coupon:                                                                                     6.194%

Weighted Average Net Coupon: (2)                                                                                   5.922%

Weighted Average FICO Score:                                                                                          712

Weighted Average Original LTV Ratio:                                                                               77.94%


Weighted Average Stated Remaining Term (months):                                                                      359

Weighted Average Seasoning (months):                                                                                    1

Weighted Average Months to Roll:                                                                                       57

Weighted Average Gross Margin:                                                                                      2.41%

Weighted Average Initial Rate Cap:                                                                                  4.76%

Weighted Average Periodic Rate Cap:                                                                                 1.73%

Weighted Average Gross Maximum Lifetime Rate:                                                                      11.42%

    (1)  All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the
         Statistical Calculation Date.

    (2)  The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee and any lender-paid mortgage insurance.


                                          Distribution by Current Principal Balance

                                                          Pct. Of     Weighted       Weighted                    Weighted
                                                          Pool By       Avg.            Avg.         Avg.          Avg.
   Current Principal      Number Of       Principal       Principal    Gross          Current      Principal     Original
        Balance             Loans          Balance         Balance     Coupon           FICO        Balance         LTV
----------------------  -------------- --------------- -------------- ------------- -----------  ------------- -------------
 $50,000 & Below                14          $575,950          0.20%        6.969%         702       $41,139         66.96%
 $50,001 - $75,000              32         1,985,021          0.69         6.877          708        62,032         74.04
 $75,001 - $100,000             61         5,455,244          1.89         6.491          713        89,430         76.62
 $100,001 - $125,000            96        10,841,378          3.75         6.459          703       112,931         77.35
 $125,001 - $150,000           130        17,976,898          6.22         6.291          718       138,284         77.07
 $150,001 - $200,000           283        49,612,206         17.17         6.255          717       175,308         79.11
 $200,001 - $250,000           268        60,279,614         20.86         6.137          710       224,924         78.45
 $250,001 - $300,000           231        63,436,462         21.96         6.136          710       274,617         78.52
 $300,001 - $350,000           163        52,851,201         18.29         6.090          708       324,240         77.53
 $350,001 - $400,000            52        18,766,165          6.50         6.177          721       360,888         74.41
 $400,001 - $450,000            11         4,612,479          1.60         6.419          703       419,316         78.31
 $450,001 - $500,000             2           950,754          0.33         6.451          706       475,377         79.67
 $500,001 - $550,000             3         1,575,200          0.55         6.552          695       525,067         80.00
----------------------  -------------- --------------- -------------- ------------- -----------  ------------- -------------
 Total:                      1,346      $288,918,571        100.00%        6.194%         712      $214,650         77.94%
======================  ============== =============== ============== ============= ===========  ============= =============


             Distribution by Current Principal Balance

                          Weighted
                             Avg.                        Pct.
   Current Principal       Combined      Pct. Full     Owner
        Balance               LTV           Doc         Occupied
----------------------  -------------  ----------- ---------------
 $50,000 & Below              76.75%        19.01%         8.65%
 $50,001 - $75,000            84.53         28.49         35.19
 $75,001 - $100,000           84.74         42.72         39.46
 $100,001 - $125,000          85.68         29.72         53.30
 $125,001 - $150,000          85.48         30.94         55.96
 $150,001 - $200,000          88.06         32.51         67.72
 $200,001 - $250,000          87.07         28.25         74.03
 $250,001 - $300,000          86.92         24.88         81.58
 $300,001 - $350,000          87.14         23.81         82.76
 $350,001 - $400,000          81.26         23.12         78.69
 $400,001 - $450,000          85.15         17.81         54.98
 $450,001 - $500,000          90.00         47.48         47.48
 $500,001 - $550,000          83.47         34.74         32.25
----------------------  -------------  ----------- ---------------
 Total:                       86.57%        27.51%        72.93%
======================  =============  =========== ===============




------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


GSAA 2005-15                              Preliminary Structural and Collateral Term Sheet                          December 6, 2005

------------------------------------------------------------------------------------------------------------------------------------


                                               Distribution by Current Rate

                                                   Pct. Of                        Weighted                     Weighted
                                                   Pool By        Weighted         Avg.            Avg.          Avg.
                   Number Of       Principal       Principal     Avg. Gross       Current       Principal      Original
 Current Rate        Loans          Balance         Balance        Coupon          FICO          Balance          LTV
--------------- -------------- ----------------- ------------  -------------   -------------  -------------  ------------
 4.51 - 5.00%             8        $2,041,060          0.71%         4.890%           726       $255,133          72.29%
 5.01 - 5.50%           185        43,330,522         15.00          5.403            712        234,219          76.58
 5.51 - 6.00%           424        95,787,556         33.15          5.829            714        225,914          76.77
 6.01 - 6.50%           324        69,314,023         23.99          6.316            712        213,932          77.94
 6.51 - 7.00%           248        50,786,062         17.58          6.806            707        204,783          79.72
 7.01 - 7.50%           128        22,653,832          7.84          7.266            710        176,983          81.30
 7.51 - 8.00%            27         4,847,593          1.68          7.790            704        179,540          81.08
 8.01 - 8.50%             2           157,923          0.05          8.268            676         78,962          88.54
--------------- -------------- ----------------- ------------  -------------   -------------  -------------  ------------
 Total:               1,346      $288,918,571        100.00%         6.194%           712       $214,650          77.94%
=============== ============== ================= ============  =============   =============  =============  ============


                Distribution by Current Rate

                  Weighted
                    Avg.
                  Combined       Pct. Full     Pct. Owner
 Current Rate        LTV            Doc         Occupied
--------------- -------------  ------------  --------------
 4.51 - 5.00%       77.28%         52.27%         88.59%
 5.01 - 5.50%        86.46          48.83          83.50
 5.51 - 6.00%        86.11          33.06          83.80
 6.01 - 6.50%        85.97          22.06          74.05
 6.51 - 7.00%        87.63          14.85          57.97
 7.01 - 7.50%        88.43          10.13          43.82
 7.51 - 8.00%        89.16           9.35          34.51
 8.01 - 8.50%        94.97           0.00          57.00
--------------- -------------  ------------  --------------
 Total:             86.57%         27.51%         72.93%
=============== =============  ============  ==============



                                                   Distribution by FICO

                                                   Pct. Of                       Weighted                      Weighted
                                                   Pool By        Weighted         Avg.            Avg.           Avg.
                   Number Of       Principal       Principal     Avg. Gross       Current       Principal      Original
     FICO            Loans          Balance         Balance        Coupon          FICO          Balance          LTV
---------------- ------------- ---------------- -------------- -------------  -------------  -------------  -------------
 800 - 819               17        $3,052,867          1.06%         5.840%           807       $179,580          75.90%
 780 - 799               92        20,816,112          7.20          6.113            788        226,262          77.82
 760 - 779              129        28,447,988          9.85          6.098            770        220,527          77.18
 740 - 759              150        30,042,564         10.40          6.096            749        200,284          78.02
 720 - 739              188        38,736,071         13.41          6.323            730        206,043          79.65
 700 - 719              200        45,178,193         15.64          6.235            709        225,891          78.23
 680 - 699              199        44,268,772         15.32          6.220            690        222,456          77.73
 660 - 679              211        42,947,901         14.87          6.214            669        203,545          78.39
 640 - 659              109        24,251,222          8.39          6.247            649        222,488          76.62
 620 - 639               46         9,983,151          3.46          6.053            631        217,025          75.06
 600 - 619                3           734,800          0.25          5.804            606        244,933          77.68
 580 - 599                1           215,000          0.07          5.875            591        215,000          52.44
 NA                       1           243,931          0.08          6.740              0        243,931         100.00
---------------- ------------- ---------------- -------------- -------------  -------------  -------------  -------------
 Total:               1,346      $288,918,571          100.00%       6.194%           712       $214,650          77.94%
================ ============= ================ ============== =============  =============  =============  =============


                     Distribution by FICO

                    Weighted
                       Avg.
                    Combined       Pct. Full     Pct. Owner
     FICO              LTV            Doc         Occupied
---------------- -------------- ------------- ---------------
 800 - 819             83.82%         14.02%         62.25%
 780 - 799             85.36          17.69          58.13
 760 - 779             86.41          25.65          67.52
 740 - 759             88.06          22.90          68.86
 720 - 739             89.97          15.07          64.49
 700 - 719             86.95          19.56          69.03
 680 - 699             86.95          32.82          76.33
 660 - 679             86.43          34.75          79.03
 640 - 659             82.36          41.39          92.22
 620 - 639             81.24          58.39          93.74
 600 - 619             77.68         100.00         100.00
 580 - 599             52.44         100.00         100.00
 NA                   100.00         100.00         100.00
---------------- -------------- ------------- ---------------
 Total:                86.57%         27.51%         72.93%
================ ============== ============= ===============



                                               Distribution by Original LTV

                                                      Pct. Of                     Weighted                     Weighted
                                                      Pool By        Weighted      Avg.          Avg.             Avg.
                      Number Of       Principal       Principal     Avg. Gross     Current       Principal      Original
   Original LTV         Loans          Balance         Balance        Coupon          FICO        Balance          LTV
-------------------- -----------  ---------------  --------------  ------------- ------------  ------------- -------------
 30.00% & Below              8        $1,148,246          0.40%         5.998%          731      $143,531          24.16%
 30.01 - 40.00%             10         2,147,196          0.74          5.702           714       214,720          35.21
 40.01 - 50.00%             24         4,950,001          1.71          5.930           718       206,250          46.21
 50.01 - 60.00%             35         7,588,134          2.63          5.958           725       216,804          55.97
 60.01 - 70.00%             92        20,199,066          6.99          6.154           699       219,555          66.57
 70.01 - 80.00%          1,035       223,782,511         77.46          6.171           712       216,215          79.40
 80.01 - 85.00%              8         1,525,763          0.53          6.177           687       190,720          83.55
 85.01 - 90.00%             96        19,156,762          6.63          6.612           714       199,550          89.84
 90.01 - 95.00%             36         7,912,729          2.74          6.478           727       219,798          94.78
 95.01 - 100.00%             2           508,163          0.18          6.350           714       254,081          98.44
-------------------- -----------  ---------------  --------------  ------------- ------------  ------------- -------------
 Total:                  1,346      $288,918,571        100.00%         6.194%          712      $214,650          77.94%
==================== ===========  ===============  ==============  ============= ============  ============= =============


                   Distribution by Original LTV

                      Weighted
                       Avg.                         Pct.
                       Combined       Pct. Full     Owner
   Original LTV           LTV            Doc         Occupied
-------------------- ------------   -------------  --------------
 30.00% & Below           30.28%          0.00%        74.10%
 30.01 - 40.00%           36.28          14.53         95.02
 40.01 - 50.00%           47.20          17.88         83.09
 50.01 - 60.00%           57.27          12.71         87.30
 60.01 - 70.00%           70.24          28.37         73.19
 70.01 - 80.00%           90.07          28.45         73.24
 80.01 - 85.00%           88.07          70.63         76.48
 85.01 - 90.00%           89.84          24.69         48.70
 90.01 - 95.00%           94.78          20.24         93.49
 95.01 - 100.00%          98.44         100.00        100.00
-------------------- ------------   -------------  --------------
 Total:                   86.57%         27.51%        72.93%
==================== ============   =============  ==============



------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


GSAA 2005-15                            Preliminary Structural and Collateral Term Sheet                          December 6, 2005

------------------------------------------------------------------------------------------------------------------------------------



                                                  Distribution by Document Type



                                                                  Pct. Of                    Weighted                  Weighted
                                                                  Pool By       Weighted       Avg.         Avg.         Avg.
                                  Number Of       Principal      Principal     Avg. Gross     Current     Principal     Original
   Document Type                    Loans          Balance        Balance        Coupon        FICO         Balance       LTV
----------------------------   -----------  ---------------   -------------  ------------- ---------   -----------   ---------
Full/Alt                               386      $79,474,367         27.51%         5.925%       698      $205,892       78.63%
Nina/No Doc                             72       15,255,683          5.28          6.580        718       211,884       75.80
Stated Income/Stated Asset             209       48,665,356         16.84          5.812        740       232,849       76.70
Stated Income/Verified Asset           679      145,523,164         50.37          6.428        709       214,320       78.21
----------------------------   -----------  ---------------    -----------   ------------  ---------   ----------     --------
Total:                               1,346     $288,918,571        100.00%         6.194%       712      $214,650       77.94%
============================   ===========  ===============    ===========   ============  =========   ==========     ========



                                   Weighted
                                     Avg.
                                   Combined      Pct. Full       Pct. Owner
   Document Type                     LTV            Doc           Occupied
----------------------------   -----------   ---------------   ------------
Full/Alt                            88.72%           100.00%         77.41%
Nina/No Doc                         76.33              0.00          94.73
Stated Income/Stated Asset          82.44              0.00          71.71
Stated Income/Verified Asset        87.85              0.00          68.61
----------------------------   -----------    --------------   -------------
Total:                              86.57%            27.51%         72.93%
============================   ===========    ==============   =============




                                                   Distribution by Loan Purpose

                                                                  Pct. Of                    Weighted                   Weighted
                                                                  Pool By       Weighted       Avg.         Avg.         Avg.
                                  Number Of       Principal      Principal     Avg. Gross     Current     Principal     Original
   Loan Purpose                     Loans          Balance        Balance        Coupon        FICO         Balance       LTV
----------------------------   -----------  ---------------   -------------  ------------- ---------   -----------   ---------
Cashout Refinance                      249      $56,171,383         19.44%         6.211%       690      $225,588        71.26%
Purchase                               976      208,374,075          72.12          6.204       719       213,498        80.34
Rate/Term Refinance                    121       24,373,112           8.44          6.074       701       201,431        72.83
-----------------------------  -----------  ---------------    ------------   ------------  --------    -----------  ---------
Total:                               1,346     $288,918,571        100.00%         6.194%       712      $214,650        77.94%
=============================  ===========  ===============    ============   ============  ========    ===========   =========


                                 Weighted
                                    Avg.
     Occupancy                    Combined      Pct. Full       Pct. Owner
      Status                        LTV            Doc           Occupied
----------------------------  -----------   ---------------   -------------
Cashout Refinance                72.88%            36.93%         80.36%
Purchase                         90.89             24.89          70.00
Rate/Term Refinance              81.15             28.21          80.90
Total:                           86.57%            27.51%         72.93%




                                                                                                                       Weighted
                                                                  Pool By       Weighted       Avg.         Avg.         Avg.
                                  Number Of       Principal      Principal     Avg. Gross     Current     Principal     Original
   Loan Purpose                     Loans          Balance        Balance        Coupon        FICO         Balance       LTV
----------------------------   -----------  ---------------   -------------  ------------- ---------   -----------   ---------
Cashout Refinance                      249      $56,171,383         19.44%         6.211%       690      $225,588        71.26%
Purchase                               976      208,374,075          72.12          6.204       719       213,498        80.34
Rate/Term Refinance                    121       24,373,112           8.44          6.074       701       201,431        72.83
-----------------------------  -----------  ---------------    ------------   ------------  --------    -----------  ---------
Total:                               1,346     $288,918,571        100.00%         6.194%       712      $214,650        77.94%
=============================  ===========  ===============    ============   ============  ========    ===========   =========




                                                 Distribution by Occupancy Status


                                                                  Pct. Of                    Weighted                   Weighted
                                                                  Pool By       Weighted       Avg.         Avg.         Avg.
     Occupancy                    Number Of       Principal      Principal     Avg. Gross     Current     Principal     Original
      Status                        Loans          Balance        Balance        Coupon        FICO         Balance       LTV
----------------------------   -----------  ---------------   -------------  ------------- ---------   -----------   ---------
Non Owner                              310      $52,863,565          18.30%         6.725%      721      $170,528        78.32%
Owner Occupied                         921      210,715,433          72.93          6.085       707       228,790        77.56
Second Home                            115       25,339,573           8.77          5.994       736       220,344        80.38
-----------------------------  -----------  ---------------    ------------   ------------  --------    -----------   ----------
Total:                               1,346     $288,918,571        100.00%         6.194%       712      $214,650        77.94%
=============================  ===========  ===============    ============   ============  =========   ===========   ==========




                                 Weighted
                                    Avg.
     Occupancy                    Combined      Pct. Full       Pct. Owner
      Status                        LTV            Doc           Occupied
----------------------------  -----------   ---------------   -------------
Non Owner                           83.31%            28.81%         0.00%
Owner Occupied                      87.69             29.20        100.00
Second Home                         84.10             10.76          0.00
-----------------------------  ------------  ----------------  -------------
Total:                              86.57%            27.51%        72.93%
=============================  ============  ================  =============





                                                  Distribution by Property Type

                                                                  Pct. Of                    Weighted                   Weighted
                                                                  Pool By       Weighted       Avg.         Avg.         Avg.
                                  Number Of       Principal      Principal     Avg. Gross     Current     Principal     Original
   Property Type                    Loans          Balance        Balance        Coupon        FICO         Balance       LTV
----------------------------   -----------  ---------------   -------------  ------------- ---------   -----------   ---------
2-4 Family                              83      $21,482,861          7.44%          6.686%        719      $258,830        77.67%
Condo                                  250       50,900,289          17.62          6.136         717       203,601        79.30
Co-op                                    1           90,000           0.03          7.625         683        90,000        90.00
Pud                                    356       79,723,513          27.59          6.080         714       223,942        78.75
Single Family                          656      136,721,908          47.32          6.204         708       208,418        77.00
-----------------------------  -----------  ---------------    ------------   ------------   --------   -----------   ----------
Total:                               1,346     $288,918,571        100.00%          6.194%        712      $214,650       77.94%
=============================  ===========  ===============    ============   ============  =========   ===========   ==========



                                Weighted
                                   Avg.
                                 Combined      Pct. Full       Pct. Owner
   Property Type                   LTV            Doc           Occupied
----------------------------  ----------   ---------------   ------------
2-4 Family                           82.92%            29.59%         37.04%
Condo                                88.89             22.24          75.43
Co-op                                90.00            100.00         100.00
Pud                                  87.89             30.74          71.78
Single Family                        85.51             27.21          78.30
----------------------------- ------------  ----------------  -------------
Total:                              86.57%            27.51%         72.93%
============================= ============  ================  =============


------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.



                                                      Distribution by State


                                                                  Pct. Of                    Weighted                   Weighted
                                                                  Pool By       Weighted       Avg.         Avg.         Avg.
                                  Number Of       Principal      Principal     Avg. Gross     Current     Principal     Original
   State                            Loans          Balance        Balance        Coupon        FICO         Balance       LTV
----------------------------   -----------  ---------------   -------------  ------------- ---------   -----------     ---------
CA - Southern                          172      $46,155,434          15.98%         6.021%        714      $268,346        75.13%
FL                                     185       36,155,154          12.51          6.385         717       195,433        80.10
CA - Northern                           85       23,340,252           8.08          6.227         706       274,591        76.19
NV                                      86       20,444,085           7.08          6.159         720       237,722        79.29
AZ                                      92       18,397,204           6.37          6.287         713       199,970        78.71
VA                                      63       15,121,366           5.23          6.013         694       240,022        78.80
WA                                      69       14,977,496           5.18          6.143         705       217,065        78.94
IL                                      59       14,085,669           4.88          6.340         712       238,740        77.60
CO                                      50        9,183,011           3.18          6.110         715       183,660        78.35
MD                                      37        8,363,012           2.89          6.179         691       226,027        77.04
Other                                  448       82,695,888          28.62          6.214         714       184,589        78.33
-----------------------------  -----------  ---------------    ------------   ------------   --------    -----------   ----------
Total:                               1,346     $288,918,571         100.00%         6.194%        712      $214,650       77.94%
=============================  ===========  ===============    ============   ============   =========   ===========   ==========


                                  Weighted
                                     Avg.
                                   Combined     Pct. Full       Pct. Owner
   State                             LTV           Doc           Occupied
----------------------------  ----------   ---------------   ------------
CA - Southern                        85.02%       19.84%         86.89%
FL                                   86.37        22.00          56.83
CA - Northern                        85.03        18.41          84.60
NV                                   86.27        15.82          63.82
AZ                                   86.76        26.68          60.98
VA                                   90.70        38.69          89.99
WA                                   86.71        36.25          73.61
IL                                   87.56        24.71          68.16
CO                                   89.10        32.46          83.25
MD                                   87.31        50.54          84.09
Other                                86.69        33.80          69.10
-----------------------------  ------------  -----------  -------------
Total:                              86.57%       27.51%         72.93%
=============================  ============  ===========  =============




                                                     Distribution by Zip Code


                                                                  Pct. Of                    Weighted                   Weighted
                                                                  Pool By       Weighted       Avg.         Avg.         Avg.
                                  Number Of       Principal      Principal     Avg. Gross     Current     Principal     Original
   Zip Code                         Loans          Balance        Balance        Coupon        FICO         Balance       LTV
----------------------------   -----------  ---------------   -------------  ------------- ---------   -----------   ---------   -
89123                                    8       $1,842,656           0.64%         6.374%        713      $230,332        83.99%
89148                                    7        1,811,372           0.63          6.286         725       258,767        79.99
89141                                    6        1,772,730           0.61          5.555         720       295,455        80.49
96706                                    4        1,397,744           0.48          6.193         731       349,436        84.01
95670                                    5        1,323,159           0.46          5.942         721       264,632        80.32
89139                                    6        1,318,874           0.46          5.988         758       219,812        76.39
92570                                    4        1,317,500           0.46          6.063         732       329,375        77.87
89149                                    6        1,214,796           0.42          6.357         686       202,466        77.76
20720                                    4        1,191,600           0.41          5.842         701       297,900        80.00
92122                                    4        1,147,076           0.40          6.039         735       286,769        80.00
Other                                1,292      274,581,064          95.04          6.201         711       212,524        77.82
-----------------------------  -----------  ---------------    ------------   ------------   --------    -----------   ----------
Total:                               1,346     $288,918,571        100.00%         6.194%         712      $214,650       77.94%
=============================  ===========  ===============    ============   ============   ========    ===========   ==========



                                 Weighted
                                   Avg.
                                 Combined      Pct. Full       Pct. Owner
   Zip Code                        LTV            Doc           Occupied
----------------------------  ----------   ---------------   ------------
89123                                91.04%         8.04%         49.38%
89148                                91.02          0.00          71.11
89141                                90.61         33.78          68.07
96706                                92.76         59.89          59.89
95670                                84.46         20.40          83.34
89139                                90.23         33.49          85.78
92570                                92.28         26.60         100.00
89149                                82.85         16.79          38.05
20720                               100.00        100.00         100.00
92122                                91.83          0.00         100.00
Other                                86.36         27.47          72.88
----------------------------- -------------   -----------  -------------
Total:                               86.57%        27.51%        72.93%
============================= =============   ===========  =============






                                           Distribution by Remaining Months to Maturity

                                                                  Pct. Of                    Weighted                   Weighted
                                                                  Pool By       Weighted       Avg.         Avg.         Avg.
   Remaining Months               Number Of       Principal      Principal     Avg. Gross     Current     Principal     Original
     to Maturity                    Loans          Balance        Balance        Coupon        FICO         Balance       LTV
----------------------------   -----------  ---------------   -------------  ------------- ---------   -----------   ---------   -
301 - 360                            1,346     $288,918,571        100.00%         6.194%         712      $214,650       77.94%
-----------------------------  -----------  ---------------    ------------   ------------   --------    -----------   ----------
Total:                               1,346     $288,918,571        100.00%         6.194%         712      $214,650       77.94%
=============================  ===========  ===============    ============   ============   ========    ===========   ==========


                                  Weighted
                                     Avg.
   Remaining Months                Combined      Pct. Full       Pct. Owner
     to Maturity                     LTV            Doc           Occupied
----------------------------   -----------   ---------------   ------------
301 - 360                           86.57%         27.51%         72.93%
-----------------------------  --------------   ---------------  -------------
Total:                              86.57%         27.51%         72.93%
=============================  ==============   ===============  =============



------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                 Distribution by Amortization Type

                                                                  Pct. Of                    Weighted                   Weighted
                                                                  Pool By       Weighted       Avg.         Avg.         Avg.
                                  Number Of       Principal      Principal     Avg. Gross     Current     Principal     Original
Amortization Type                   Loans          Balance        Balance        Coupon        FICO         Balance       LTV
----------------------------   -----------  ---------------   -------------  ------------- ---------   -----------   ---------
1 Year ARM                              29       $5,238,585           1.81%         6.578%        710      $180,641        76.82%
10 Year ARM                             92       19,458,669           6.74          6.448         717       211,507        77.24
2 Year ARM                              57       13,246,016           4.58          6.713         701       232,386        77.97
3 Year ARM                             248       49,505,947          17.13          6.523         709       199,621        78.33
5 Year ARM                             869      191,417,184          66.25          6.043         712       220,273        78.02
7 Year ARM                              51       10,052,169           3.48          6.070         733       197,101        76.60
-----------------------------  -----------  ---------------    ------------   ------------   --------    -----------   ----------
Total:                               1,346     $288,918,571        100.00%         6.194%         712      $214,650        77.94%
=============================  ===========  ===============    ============   ============   ========    ===========   ==========


                                  Weighted
                                    Avg.
                                  Combined        Pct. Full       Pct. Owner
Amortization Type                   LTV             Doc           Occupied
----------------------------    ---------     --------------     ------------
1 Year ARM                          83.53%            18.78%          47.38%
10 Year ARM                         82.54              24.56          73.73
2 Year ARM                          87.33               8.70          63.87
3 Year ARM                          85.65              24.38          50.43
5 Year ARM                          87.56              29.08          79.75
7 Year ARM                          80.61              47.93          77.55
-----------------------------   ----------     --------------    ------------
Total:                              86.57%             27.51%         72.93%
=============================   ==========     ==============   =============





                                             Distribution by Prepayment Term (Months)

                                                                  Pct. Of                    Weighted                   Weighted
                                                                  Pool By       Weighted       Avg.         Avg.         Avg.
   Prepayment                     Number Of       Principal      Principal     Avg. Gross     Current     Principal     Original
Term (Months)                       Loans          Balance        Balance        Coupon        FICO         Balance       LTV
----------------------------   -----------  ---------------   -------------  ------------- ---------   -----------   ---------
0                                      905     $199,595,777          69.08%         6.136%        713      $220,548        77.82%
12                                     147       34,924,410          12.09          6.094         703       237,581        78.43
24                                       4          389,653           0.13          6.765         691        97,413        79.23
30                                       2          285,632           0.10          6.607         678       142,816        80.00
36                                     214       39,640,151          13.72          6.523         711       185,234        77.57
42                                       3          398,857           0.14          6.705         758       132,952        79.99
60                                      71       13,684,091           4.74          6.305         724       192,734        79.43
-----------------------------  -----------  ---------------    ------------   ------------   --------    -----------   ----------
Total:                               1,346     $288,918,571        100.00%         6.194%         712      $214,650        77.94%
=============================  ===========  ===============    ============   ============   ========    ===========   ==========



                                 Weighted
                                    Avg.
   Prepayment                     Combined   Pct. Full       Pct. Owner
Term (Months)                       LTV         Doc           Occupied
----------------------------   ----------   ------------   ------------
0                                 86.63%      31.23%         75.40%
12                                88.35       22.95          85.71
24                                87.12       47.65          52.35
30                                89.64        0.00          64.25
36                                84.86       18.34          53.20
42                                91.86       34.07           0.00
60                                85.86       11.26          64.44
-----------------------------  --------- -----------  -------------
Total:                            86.57%      27.51%         72.93%
=============================  ========= ===========  =============






                                                   Distribution by Periodic Cap

                                                                  Pct. Of                    Weighted                   Weighted
                                                                  Pool By       Weighted       Avg.         Avg.         Avg.
                                  Number Of       Principal      Principal     Avg. Gross     Current     Principal     Original
   Periodic Cap                     Loans          Balance        Balance        Coupon        FICO         Balance       LTV
----------------------------   -----------  ---------------   -------------  ------------- ---------   -----------   ---------
1.00 - 1.49%                           395      $78,232,764         27.08%         6.718%        709      $198,058       78.69%
2.00 - 2.49%                           951      210,685,807         72.92          5.999         713       221,541       77.67
-----------------------------  -----------  ---------------    ------------   ------------   --------    -----------   ----------
Total:                               1,346     $288,918,571        100.00%         6.194%        712      $214,650       77.94%
=============================  ===========  ===============    ============   ============   ========    ===========   ==========


                               Weighted
                                  Avg.
                                Combined      Pct. Full       Pct. Owner
   Periodic Cap                   LTV            Doc           Occupied
---------------------------- ----------     -------------   ------------
1.00 - 1.49%                       85.84%       13.91%         50.44%
2.00 - 2.49%                       86.84        32.56          81.29
---------------------------  -------------   ----------  -------------
Total:                             86.57%       27.51%         72.93%
===========================  =============   ==========  =============




                                               Distribution by Months to Rate Reset

                                                                  Pct. Of                    Weighted                   Weighted
                                                                  Pool By       Weighted       Avg.         Avg.         Avg.
                                  Number Of       Principal      Principal     Avg. Gross     Current     Principal     Original
Months to Rate Reset                Loans          Balance        Balance        Coupon        FICO         Balance       LTV
----------------------------   -----------  ---------------   -------------  ------------- ---------   -----------   ---------
10 & Below                               3         $465,763           0.16%         6.001%      705      $155,254        73.94%
11 - 20                                 27        5,192,683           1.80          6.583       709       192,322        77.34
21 - 30                                 57       12,922,668           4.47          6.734       702       226,713        77.92
31 - 40                                247       49,409,435          17.10          6.523       709       200,038        78.32
51 - 60                                869      191,417,184          66.25          6.043       712       220,273        78.02
71 - 80                                  6        1,060,490           0.37          6.203       746       176,748        77.92
81 - 90                                 45        8,991,679           3.11          6.054       731       199,815        76.45
111 - 120                               92       19,458,669           6.74          6.448       717       211,507        77.24
-----------------------------  -----------  ---------------    ------------   ------------   ------    -----------   ---------- -
Total:                               1,346     $288,918,571         100.00%         6.194%      712       $214,650       77.94%
=============================  ===========  ===============    ============   ============   ======    ===========   ========== =





                                      Weighted
                                        Avg.
                                      Combined      Pct. Full       Pct. Owner
Months to Rate Reset                    LTV            Doc           Occupied
----------------------------   --------------   ---------------   ------------
10 & Below                              73.94%       64.15%         64.15%
11 - 20                                 84.10        13.20          50.13
21 - 30                                 87.63         9.66          62.22
31 - 40                                 85.63        24.23          50.53
51 - 60                                 87.56        29.08          79.75
71 - 80                                 88.99        51.68          57.63
81 - 90                                 79.62        47.48          79.89
111 - 120                               82.54        24.56          73.73
-----------------------------  ---------------   ----------  -------------
Total:                                  86.57%        27.51%        72.93%
=============================  ===============   ==========  =============



------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.




                                              Distribution by Maximum Lifetime Rate

                                                                 Pct. of                     Weighted                  Weighted
                                                                  Pool By       Weighted       Avg.         Avg.         Avg.
                                  Number Of       Principal      Principal     Avg. Gross     Current     Principal     Original
Maximum Lifetime Rate               Loans          Balance        Balance        Coupon        FICO         Balance       LTV
----------------------------   -----------  ---------------   -------------  ------------- ---------   -----------    ---------
10.49% & Below                          96      $21,887,216           7.58%         5.326%        721      $227,992        75.52%
10.50 - 10.99%                         384       88,194,887          30.53          5.702         712       229,674        76.63
11.00 - 11.49%                         281       61,998,000          21.46          6.127         715       220,633        78.09
11.50 - 11.99%                         209       44,954,119          15.56          6.542         708       215,091        79.48
12.00 - 12.49%                         140       27,601,773           9.55          6.714         712       197,156        80.12
12.50 - 12.99%                         129       25,200,808           8.72          6.794         703       195,355        78.20
13.00 - 13.49%                          82       14,801,935           5.12          7.188         707       180,511        79.45
13.50 - 13.99%                          23        4,008,210           1.39          7.729         710       174,270        77.98
14.00 - 14.49%                           2          271,623           0.09          8.124         737       135,812        84.97
-----------------------------  -----------  ---------------    ------------   ------------   --------    -----------   ----------
Total:                               1,346     $288,918,571         100.00%         6.194%        712       $214,650       77.94%
=============================  ===========  ===============    ============   ============   ========    ===========   ==========



                                  Weighted
                                   Avg.
                                  Combined   Pct. Full       Pct. Owner
Maximum Lifetime Rate               LTV         Doc           Occupied
----------------------------    -----------   ------------   ------------
10.49% & Below                    85.76%         43.98%         85.40%
10.50 - 10.99%                    86.27          38.26          84.36
11.00 - 11.49%                    86.56          27.20          79.57
11.50 - 11.99%                    87.83          21.56          75.39
12.00 - 12.49%                    86.51          14.81          55.58
12.50 - 12.99%                    85.16          15.15          47.98
13.00 - 13.49%                    88.17           9.28          40.41
13.50 - 13.99%                    86.56           6.75          22.24
14.00 - 14.49%                    94.99           0.00          33.14
-----------------------------  ---------    -----------  -------------
Total:                            86.57%         27.51%         72.93%
=============================  =========    ===========  =============




                                               Distribution by Minimum Lifetime Rate

                                                                 Pct. of                     Weighted                  Weighted
                                                                  Pool By       Weighted       Avg.         Avg.         Avg.
                                  Number Of       Principal      Principal     Avg. Gross     Current     Principal     Original
Maximum Lifetime Rate               Loans          Balance        Balance        Coupon        FICO         Balance       LTV
----------------------------   -----------  ---------------   -------------  ------------- ---------   -----------   ---------
2.00 - 2.49%                           890     $198,737,159          68.79%       6.012%        712      $223,300        77.19%
2.50 - 2.99%                           420       81,967,319          28.37        6.633         710       195,160        79.20
3.00 - 3.49%                            36        8,214,093           2.84        6.209         716       228,169        83.58
-----------------------------  -----------  ---------------    ------------   ------------   --------    -----------   ----------
Total:                               1,346     $288,918,571        100.00%        6.194%         712      $214,650       77.94%
=============================  ===========  ===============    ============   ============   ========    ===========   ==========


                                 Weighted
                                  Avg.
                                 Combined   Pct. Full       Pct. Owner
Maximum Lifetime Rate              LTV         Doc           Occupied
----------------------------  -----------   ------------   ------------
2.00 - 2.49%                      86.53%        28.21%         82.32%
2.50 - 2.99%                      86.37         23.79          50.07
3.00 - 3.49%                      89.55         47.54          74.01
----------------------------- ------------   ------------   ----------
Total:                            86.57%        27.51%         72.93%
=============================  ===========   =============   =========




                                                      Distribution by Margin


                                                                 Pct. of                     Weighted                  Weighted
                                                                  Pool By       Weighted       Avg.         Avg.         Avg.
                                  Number Of       Principal      Principal     Avg. Gross     Current     Principal     Original
Minimum Lifetime Rate               Loans          Balance        Balance        Coupon        FICO         Balance       LTV
----------------------------   -----------  ---------------   -------------  ------------- ---------   -----------   ---------
2.00 - 2.49%                           894     $199,558,475         69.07%         6.013%        712      $223,220       77.25%
2.50 - 2.99%                           419       81,669,917         28.27          6.639         710       194,916       79.09
3.00 - 3.49%                            33        7,690,179          2.66          6.153         719       233,036       83.79
-----------------------------  -----------  ---------------    ------------   ------------   --------    -----------   ----------
Total:                               1,346     $288,918,571        100.00%         6.194%        712      $214,650       77.94%
=============================  ===========  ===============    ============   ============   ========    ===========   ==========



                                   Weighted
                                    Avg.
                                   Combined   Pct. Full       Pct. Owner
Minimum Lifetime Rate                LTV         Doc           Occupied
----------------------------    -----------   ------------   ------------
2.00 - 2.49%                        86.56%       28.51%         82.39%
2.50 - 2.99%                        86.27        23.12          49.80
3.00 - 3.49%                        90.03        48.12          73.12
-----------------------------   ------------   ---------------  ---------
Total:                              86.57%       27.51%         72.93%
=============================   ============   ===============  =========




                                               Distribution by First Adjustment Cap


                                                                 Pct. of                    Weighted                   Weighted
                                                                  Pool By       Weighted       Avg.         Avg.         Avg.
                                  Number Of       Principal      Principal     Avg. Gross     Current     Principal     Original
First Adjustment Cap                Loans          Balance        Balance        Coupon        FICO         Balance       LTV
----------------------------   -----------  ---------------   -------------  ------------- ---------   -----------   ---------
1.51 - 2.00%                            53      $10,712,629          3.71%         6.113%        707      $202,125        75.93%
2.51 - 3.00%                            79       18,418,262          6.37          6.458         704       233,143        78.39
4.51 - 5.00%                         1,210      259,150,820         89.70          6.178         712       214,174        77.99
5.51 - 6.00%                             4          636,861          0.22          6.262         730       159,215        78.59
-----------------------------  -----------  ---------------    ------------   ------------   --------    -----------   ----------
Total:                               1,346     $288,918,571        100.00%         6.194%        712      $214,650       77.94%
=============================  ===========  ===============    ============   ============   ========    ===========   ==========

                                  Weighted
                                   Avg.
                                  Combined   Pct. Full       Pct. Owner
First Adjustment Cap                LTV         Doc           Occupied
----------------------------   -----------   ------------   ------------
1.51 - 2.00%                        82.51%      49.92%         70.73%
2.51 - 3.00%                        87.74       24.37          63.79
4.51 - 5.00%                        86.64       26.81          73.67
5.51 - 6.00%                        92.13       26.46          75.52
----------------------------- -------------   ----------       --------
Total:                             86.57%       27.51%         72.93%
============================= =============   =========        =========




------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                               Distribution by Periodic Lifetime Cap


                                                                 Pct. of                    Weighted                   Weighted
                                                                  Pool By       Weighted       Avg.         Avg.         Avg.
                                  Number Of       Principal      Principal     Avg. Gross     Current     Principal     Original
Periodic Lifetime Cap               Loans          Balance        Balance        Coupon        FICO         Balance       LTV
----------------------------   -----------  ---------------   -------------  ------------- ---------   -----------   ---------
4.51 - 5.00%                         1,018     $223,200,154         77.25%         6.079%         713      $219,254       77.99%
5.51 - 6.00%                           328       65,718,416         22.75          6.583          707       200,361       77.78
-----------------------------  -----------  ---------------    ------------   ------------   --------    -----------   ----------
Total:                               1,346     $288,918,571        100.00%         6.194%         712      $214,650       77.94%
=============================  ===========  ===============    ============   ============   ========    ===========   ==========




                                  Weighted
                                    Avg.
                                  Combined     Pct. Full       Pct. Owner
Periodic Lifetime Cap                LTV           Doc           Occupied
----------------------------    -----------   ------------   ------------
4.51 - 5.00%                         86.83%       29.30%         78.89%
5.51 - 6.00%                         85.68        21.40          52.69
-----------------------------   ------------   ------------   -----------
Total:                               86.57%       27.51%         72.93%
=============================   ============   ============   ===========




                                               Distribution by Interest Only Loans


                                                                 Pct. of                    Weighted                   Weighted
                                                                  Pool By       Weighted       Avg.         Avg.         Avg.
                                  Number Of       Principal      Principal     Avg. Gross     Current     Principal     Original
Interest Only Loans                 Loans          Balance        Balance        Coupon        FICO         Balance       LTV
----------------------------   -----------  ---------------   -------------  ------------- ---------   -----------   ---------
N                                      146      $26,096,675          9.03%         6.472%        715      $178,744       77.86%
Y                                    1,200      262,821,896         90.97          6.166         711       219,018       77.95
-----------------------------  -----------  ---------------    ------------   ------------   --------    -----------   ----------
Total:                               1,346     $288,918,571        100.00%         6.194%        712      $214,650       77.94%
=============================  ===========  ===============    ============   ============   ========    ===========   ==========



                                   Weighted
                                    Avg.
                                   Combined   Pct. Full       Pct. Owner
Interest Only Loans                  LTV         Doc           Occupied
----------------------------    -----------   ------------   ------------
N                                   82.42%       24.76%         57.07%
Y                                   86.98        27.78          74.51
-----------------------------  -------------   -----------   -------------
Total:                              86.57%       27.51%         72.93%
=============================  =============   ===========    =============



                                                Distribution by Interest Only Term


                                                                 Pct. of                     Weighted                  Weighted
                                                                  Pool By       Weighted       Avg.         Avg.         Avg.
                                  Number Of       Principal      Principal     Avg. Gross     Current     Principal     Original
Interest Only Term                  Loans          Balance        Balance        Coupon        FICO         Balance       LTV
----------------------------   -----------  ---------------   -------------  ------------- ---------   -----------   ---------
0                                      146      $26,096,675          9.03%          6.472%        715      $178,744        77.86%
36                                      38        9,604,895           3.32          5.846         710       252,760        80.78
60                                     788      175,475,354          60.74          5.991         711       222,684        77.98
84                                      39        7,648,038           2.65          6.102         735       196,104        77.73
120                                    335       70,093,610          24.26          6.657         710       209,235        77.53
-----------------------------  -----------  ---------------    ------------   ------------   --------    -----------   ----------
Total:                               1,346     $288,918,571        100.00%         6.194%         712      $214,650        77.94%
=============================  ===========  ===============    ============   ============   ========    ===========   ==========




                               Weighted
                                Avg.
                               Combined   Pct. Full       Pct. Owner
Interest Only Term               LTV         Doc           Occupied
----------------------------  ---------   ------------   ------------
0                                 82.42%     24.76%         57.07%
36                                89.27      48.37          70.89
60                                87.72      29.62          81.59
84                                82.32      44.85          70.49
120                               85.32      18.48          57.72
----------------------------- ----------   -----------  -------------
Total:                            86.57%     27.51%         72.93%
============================= ==========   ===========  =============






------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Group II Mortgage Loans(1)

Scheduled Principal Balance:                   $603,737,148
Number of Mortgage Loans:                             2,230
Average Scheduled Principal Balance:               $270,734
Interest Only Loans:                                 92.53%
Weighted Average Gross Coupon:                       6.245%
Weighted Average Net Coupon:(2)                      5.978%
Weighted Average FICO Score:                            714
Weighted Average Original LTV Ratio:                 77.70%
Weighted Average Stated Remaining Term (months):        359
Weighted Average Seasoning (months):                      1
Weighted Average Months to Roll:                         53
Weighted Average Gross Margin:                        2.48%
Weighted Average Initial Rate Cap:                    4.60%
Weighted Average Periodic Rate Cap:                   1.61%
Weighted Average Gross  Maximum Lifetime Rate:       11.56%


(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee and any lender-paid mortgage insurance.




                                            Distribution by Current Principal Balance

                                                                  Pct. Of                    Weighted                   Weighted
                                                                  Pool By       Weighted       Avg.         Avg.         Avg.
                                  Number Of       Principal      Principal     Avg. Gross     Current     Principal     Original
Current Principal Balance           Loans          Balance        Balance        Coupon        FICO         Balance       LTV
----------------------------   -----------  ---------------   -------------  ------------- ---------   -----------     ---------
$50,000 & Below                         15         $585,377           0.10%         7.106%        699       $39,025        76.27%
$50,001 - $75,000                       45        2,903,416           0.48          6.890         704        64,520        75.37
$75,001 - $100,000                      79        7,004,880           1.16          6.569         719        88,669        74.80
$100,001 - $125,000                    149       16,883,070           2.80          6.344         718       113,309        78.75
$125,001 - $150,000                    175       24,175,668           4.00          6.239         710       138,147        77.78
$150,001 - $200,000                    358       63,119,868          10.45          6.199         707       176,312        77.68
$200,001 - $250,000                    333       74,892,266          12.40          6.171         710       224,902        78.02
$250,001 - $300,000                    322       88,813,009          14.71          6.139         713       275,817        77.97
$300,001 - $350,000                    231       75,213,051          12.46          6.127         706       325,598        78.45
$350,001 - $400,000                    177       66,335,801          10.99          6.220         723       374,779        78.01
$400,001 - $450,000                     88       37,632,789           6.23          6.476         721       427,645        78.70
$450,001 - $500,000                    107       51,245,989           8.49          6.329         719       478,934        77.56
$500,001 - $550,000                     46       24,202,597           4.01          6.336         727       526,143        77.67
$550,001 - $600,000                     38       21,673,968           3.59          6.300         714       570,368        77.47
$600,001 - $650,000                     44       27,802,242           4.61          6.307         719       631,869        75.57
$650,001 - $700,000                      4        2,734,550           0.45          6.741         708       683,638        69.70
$700,001 - $750,000                      1          750,000           0.12          6.000         709       750,000        70.93
$750,001 - $800,000                      3        2,327,281           0.39          7.169         705       775,760        76.67
$850,001 - $900,000                      5        4,369,843           0.72          6.400         684       873,969        76.47
$900,001 - $950,000                      3        2,828,000           0.47          6.292         704       942,667        78.91
$950,001 - $1,000,000                    2        1,959,074           0.32          6.314         735       979,537        76.84
$1,000,001 - $1,500,000                  5        6,284,409           1.04          6.257         708     1,256,882        70.42
----------------------------   -----------  ---------------   -------------  ------------- ---------   ------------    ---------
Total:                               2,230     $603,737,148        100.00%          6.245%        714      $270,734        77.70%
============================   ===========  ===============   =============  ============= ==========  ============    ==========



                                 Weighted
                                   Avg.
                                 Combined      Pct. Full       Pct. Owner
Current Principal Balance          LTV            Doc           Occupied
----------------------------   -----------   ---------------   ------------
$50,000 & Below                      85.81%       21.29%         26.24%
$50,001 - $75,000                    84.49        39.11          27.85
$75,001 - $100,000                   83.75        30.43          39.03
$100,001 - $125,000                  89.11        40.77          53.78
$125,001 - $150,000                  87.30        36.18          61.59
$150,001 - $200,000                  86.95        35.22          67.52
$200,001 - $250,000                  87.38        32.26          73.82
$250,001 - $300,000                  87.38        23.71          79.83
$300,001 - $350,000                  88.29        25.89          84.05
$350,001 - $400,000                  87.98        32.86          77.12
$400,001 - $450,000                  88.31        21.63          75.01
$450,001 - $500,000                  85.81        18.62          81.28
$500,001 - $550,000                  87.63        26.23          82.45
$550,001 - $600,000                  89.72        20.83          94.83
$600,001 - $650,000                  85.62        11.50          86.55
$650,001 - $700,000                  78.30         0.00         100.00
$700,001 - $750,000                  79.96         0.00         100.00
$750,001 - $800,000                  86.64        33.09          66.91
$850,001 - $900,000                  80.53        39.96          80.31
$900,001 - $950,000                  78.91         0.00          66.76
$950,001 - $1,000,000                87.95         0.00         100.00
$1,000,001 - $1,500,000              73.51        40.95         100.00
----------------------------   ------------   -----------   ------------
Total:                               87.16%       27.26%         76.85%
============================    ===========   ===========   =============


------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.



                                                   Distribution by Current Rate

                                                                  Pct. Of                    Weighted                   Weighted
                                                                  Pool By       Weighted       Avg.         Avg.         Avg.
                                  Number Of       Principal      Principal     Avg. Gross     Current     Principal     Original
   Current Rate                     Loans          Balance        Balance        Coupon        FICO         Balance       LTV
----------------------------   -----------  ---------------   -------------  ------------- ---------   -----------     ---------
4.51 - 5.00%                            11       $4,118,775           0.68%         4.875%        728      $374,434        75.16%
5.01 - 5.50%                           291       72,858,232          12.07          5.393         717       250,372        76.79
5.51 - 6.00%                           675      181,326,991          30.03          5.826         718       268,633        76.75
6.01 - 6.50%                           595      174,873,750          28.97          6.328         717       293,905        77.75
6.51 - 7.00%                           404      111,048,497          18.39          6.793         706       274,873        78.71
7.01 - 7.50%                           184       45,858,252           7.60          7.278         705       249,230        79.09
7.51 - 8.00%                            64       12,185,472           2.02          7.738         706       190,398        82.42
8.01 - 8.50%                             6        1,467,180           0.24          8.233         707       244,530        84.73
----------------------------   -----------  ---------------   -------------  -------------  ---------   ------------     ---------
Total:                               2,230     $603,737,148        100.00%          6.245%        714      $270,734        77.70%
============================   ===========  ===============   =============  =============  =========  ============     ==========


                                    Weighted
                                      Avg.
                                   Combined      Pct. Full       Pct. Owner
   Current Rate                        LTV            Doc           Occupied
----------------------------     -----------   ---------------   ------------
4.51 - 5.00%                           82.61%       69.08%         87.77%
5.01 - 5.50%                           85.29        53.63          84.06
5.51 - 6.00%                           86.23        37.81          85.32
6.01 - 6.50%                           87.67        18.94          80.26
6.51 - 7.00%                           87.96        13.72          65.42
7.01 - 7.50%                           88.92         9.76          55.68
7.51 - 8.00%                           91.59        10.25          43.18
8.01 - 8.50%                           92.89         0.00          42.58
----------------------------      -----------   -----------   ------------
Total:                                 87.16%       27.26%         76.85%
============================      ===========   ===========   ============




                                                       Distribution by FICO

                                                                  Pct. Of                    Weighted                   Weighted
                                                                  Pool By       Weighted       Avg.         Avg.         Avg.
                                  Number Of       Principal      Principal     Avg. Gross     Current     Principal     Original
   FICO                             Loans          Balance        Balance        Coupon        FICO         Balance       LTV
----------------------------   -----------  ---------------   -------------  ------------- ---------   -----------      --------
800 - 819                               42      $11,836,994          1.96%          6.122%        806      $281,833        76.48%
780 - 799                              156       41,476,989           6.87          6.190         788       265,878        76.96
760 - 779                              208       57,110,696           9.46          6.143         769       274,571        78.21
740 - 759                              255       73,874,614          12.24          6.178         749       289,704        78.13
720 - 739                              282       82,339,676          13.64          6.216         730       291,985        78.08
700 - 719                              349       91,289,229          15.12          6.222         710       261,574        78.58
680 - 699                              335       90,386,768          14.97          6.309         689       269,811        77.66
660 - 679                              347       88,148,908          14.60          6.325         670       254,031        78.15
640 - 659                              165       42,961,866           7.12          6.397         651       260,375        75.23
620 - 639                               86       23,122,290           3.83          6.261         631       268,864        76.09
600 - 619                                3          641,000           0.11          6.028         611       213,667        52.29
580 - 599                                1          174,000           0.03          6.125         599       174,000        64.44
NA                                       1          374,118           0.06          5.125           0       374,118        78.13
----------------------------   -----------  ---------------   -------------  -------------  ---------   ------------    ---------
Total:                               2,230     $603,737,148        100.00%          6.245%        714      $270,734        77.70%
============================   ===========  ===============   =============  =============  ==========  ============    ==========



                                Weighted
                                  Avg.
                                Combined   Pct. Full       Pct. Owner
   FICO                           LTV         Doc           Occupied
----------------------------  ----------   ------------   ------------
800 - 819                        83.24%      32.38%         69.11%
780 - 799                        85.53       30.88          61.40
760 - 779                        87.13       27.17          70.64
740 - 759                        89.22       19.98          75.38
720 - 739                        89.15       16.70          76.79
700 - 719                        88.67       19.02          79.37
680 - 699                        87.57       25.93          77.26
660 - 679                        87.87       38.37          79.65
640 - 659                        81.11       38.21          85.24
620 - 639                        80.72       50.41          89.81
600 - 619                        52.29      100.00         100.00
580 - 599                        64.44      100.00         100.00
NA                               78.13      100.00         100.00
----------------------------    --------   -----------   ------------
Total:                           87.16%      27.26%         76.85%
============================    ========   ===========   ============





                                                   Distribution by Original LTV

                                                                  Pct. Of                    Weighted                   Weighted
                                                                  Pool By       Weighted       Avg.         Avg.         Avg.
                                  Number Of       Principal      Principal     Avg. Gross     Current     Principal     Original
 Original LTV                       Loans          Balance        Balance        Coupon        FICO         Balance       LTV
----------------------------   -----------  ---------------   -------------  ------------- ---------   -----------     ---------
30.00% & Below                          11       $1,924,334           0.32%         6.249%        734      $174,939        23.45%
30.01 - 40.00%                          10        2,568,600           0.43          6.205         689       256,860        36.14
40.01 - 50.00%                          27        6,292,796           1.04          5.824         727       233,067        45.79
50.01 - 60.00%                          71       17,648,632           2.92          6.036         709       248,572        56.01
60.01 - 70.00%                         160       49,737,712           8.24          6.193         710       310,861        67.68
70.01 - 80.00%                       1,764      481,387,865          79.73          6.239         714       272,896        79.19
80.01 - 85.00%                           9        3,150,860           0.52          6.409         713       350,096        85.00
85.01 - 90.00%                         128       29,056,865           4.81          6.528         714       227,007        89.71
90.01 - 95.00%                          49       11,612,299           1.92          6.563         732       236,986        94.86
95.01 - 100.00%                          1          357,184           0.06          5.990         646       357,184       100.00
----------------------------   -----------  ---------------   -------------  -------------  ---------   -----------     ---------
Total:                               2,230     $603,737,148         100.00%         6.245%        714      $270,734        77.70%
============================   ===========  ===============   =============  ============= ==========   ============    ==========




                                      Weighted
                                        Avg.
                                      Combined      Pct. Full      Pct. Owner
 Original LTV                           LTV            Doc          Occupied
----------------------------        ----------  --------------   ------------
30.00% & Below                          23.45%      19.01%         41.68%
30.01 - 40.00%                          36.14       50.13          59.51
40.01 - 50.00%                          45.79       55.96          87.96
50.01 - 60.00%                          59.84       27.36          84.25
60.01 - 70.00%                          72.73       30.91          60.85
70.01 - 80.00%                          90.38       26.78          79.12
80.01 - 85.00%                          85.00       11.72          73.72
85.01 - 90.00%                          89.71       23.63          58.25
90.01 - 95.00%                          94.86       22.87          90.55
95.01 - 100.00%                        100.00      100.00         100.00
----------------------------        -----------   -----------   ------------
Total:                                  87.16%      27.26%         76.85%
============================        ===========   ===========   ============



------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.



                                                  Distribution by Document Type

                                                                  Pct. Of                    Weighted                   Weighted
                                                                  Pool By       Weighted       Avg.         Avg.         Avg.
                                  Number Of       Principal      Principal     Avg. Gross     Current     Principal     Original
   Document Type                    Loans          Balance        Balance        Coupon        FICO         Balance       LTV
----------------------------   -----------  ---------------   -------------  ------------- ---------   -----------     ---------
Full/Alt                               665     $164,557,772          27.26%         5.942%        706      $247,455        76.95%
No Doc                                 106       30,596,769           5.07          6.547         718       288,649        76.30
Stated Income/Stated Assets            290       69,533,864          11.52          5.901         738       239,772        78.67
Stated Income/Verified Assets        1,169      339,048,743          56.16          6.436         712       290,033        78.00
----------------------------   -----------  ---------------   -------------  ------------- ---------   ------------    ---------
Total:                               2,230     $603,737,148        100.00%          6.245%        714      $270,734        77.70%
============================   ===========  ===============   =============  ============= ==========  ============    ==========


                                   Weighted
                                    Avg.
                                  Combined      Pct. Full       Pct. Owner
   Document Type                     LTV            Doc           Occupied
----------------------------   ----------   ---------------   ------------
Full/Alt                             87.15%     100.00%         75.37%
No Doc                               77.10        0.00          92.85
Stated Income/Stated Assets          84.37        0.00          77.57
Stated Income/Verified Assets        88.64        0.00          75.98
----------------------------    -----------   -----------   -----------
Total:                               87.16%       27.26%        76.85%
============================    ===========   ===========   ============




                                                   Distribution by Loan Purpose

                                                                  Pct. Of                    Weighted                  Weighted
                                                                  Pool By       Weighted       Avg.         Avg.         Avg.
                                  Number Of       Principal      Principal     Avg. Gross     Current     Principal    Original
   Loan Purpose                     Loans          Balance        Balance        Coupon        FICO         Balance       LTV
----------------------------   -----------  ---------------   -------------  ------------- ---------   -----------     ---------
Cashout Refinance                      400     $111,583,037         18.48%         6.235%        693      $278,958        71.90%
Purchase                             1,623      436,197,312          72.25         6.255         721       268,760        79.60
Rate/Term Refinance                    207       55,956,799           9.27         6.191         698       270,323        74.53
----------------------------   -----------  ---------------   -------------  ------------- ---------   ------------    ---------
Total:                               2,230     $603,737,148        100.00%         6.245%        714      $270,734        77.70%
============================   ===========  ===============   =============  ============= ==========  ============    ==========



                                   Weighted
                                     Avg.
                                   Combined      Pct. Full       Pct. Owner
   Loan Purpose                      LTV            Doc           Occupied
----------------------------   -----------   ---------------   ------------
Cashout Refinance                     74.57%       34.47%         80.37%
Purchase                              91.09        24.14          75.58
Rate/Term Refinance                   81.61        37.19          79.73
----------------------------      -----------   -----------   ------------
Total:                                87.16%       27.26%         76.85%
============================      ===========   ===========   ============





                                                 Distribution by Occupancy Status


                                                                  Pct. Of                    Weighted                   Weighted
                                                                  Pool By       Weighted       Avg.         Avg.          Avg.
                                  Number Of       Principal      Principal     Avg. Gross     Current     Principal     Original
Occupancy Status                    Loans          Balance        Balance        Coupon        FICO       Balance         LTV
----------------------------   -----------  ---------------   -------------  ------------- ---------   -----------     ---------
Non Owner                              472     $102,399,001         16.96%         6.651%       723      $216,947        76.24%
Owner Occupied                       1,594      463,978,110         76.85          6.167        711       291,078        77.84
Second Home                            164       37,360,037          6.19          6.104        729       227,805        80.03
----------------------------   -----------  ---------------   -------------  ------------- ---------   ------------    ---------
Total:                               2,230     $603,737,148        100.00%         6.245%       714      $270,734        77.70%
============================   ===========  ===============   =============  ============= ==========  ============    ==========


                                  Weighted
                                    Avg.
                                  Combined      Pct. Full       Pct. Owner
Occupancy Status                    LTV            Doc           Occupied
----------------------------    ---------   ---------------   ------------
Non Owner                           81.19%       32.20%          0.00%
Owner Occupied                      88.59        26.73         100.00
Second Home                         85.74        20.23           0.00
----------------------------     -----------   -----------   ------------
Total:                              87.16%       27.26%         76.85%
============================     ===========   ===========   ============




                                                  Distribution by Property Type


                                                                  Pct. Of                    Weighted                   Weighted
                                                                  Pool By       Weighted       Avg.         Avg.         Avg.
                                  Number Of       Principal      Principal     Avg. Gross     Current     Principal     Original
Property Type                       Loans          Balance        Balance        Coupon        FICO         Balance       LTV
----------------------------   -----------  ---------------   -------------  ------------- ---------   -----------     ---------
2-4 Family                             130      $34,665,026          5.74%         6.675%        714      $266,654        76.36%
Condo                                  360       85,156,387         14.10          6.200         723       236,546        78.90
Co-op                                    3          399,427          0.07          6.251         677       133,142        76.88
Pud                                    629      170,014,461         28.16          6.164         713       270,293        78.45
Single Family                        1,108      313,501,846         51.93          6.254         712       282,944        77.13
----------------------------   -----------  ---------------  -------------  -------------  ---------   -----------     ---------
Total:                               2,230     $603,737,148       100.00%          6.245%        714      $270,734        77.70%
============================   ===========  ===============  =============  =============  ==========  ============    ==========


                                  Weighted
                                    Avg.
                                  Combined      Pct. Full     Pct. Owner
Property Type                       LTV            Doc         Occupied
----------------------------    ---------   ---------------   ------------
2-4 Family                         82.78%        26.44%         43.92%
Condo                              87.87         27.09          71.68
Co-op                              76.88         26.06         100.00
Pud                                89.30         29.64          79.72
Single Family                      86.30         26.10          80.31
----------------------------   -----------   -----------   ------------
Total:                             87.16%       27.26%         76.85%
============================   ===========   ===========   ============





------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                      Distribution by State

                                                                  Pct. Of                    Weighted                   Weighted
                                                                  Pool By       Weighted       Avg.         Avg.         Avg.
                                  Number Of       Principal      Principal     Avg. Gross     Current     Principal     Original
   State                            Loans          Balance        Balance        Coupon        FICO         Balance       LTV
----------------------------   -----------  ---------------   -------------  ------------- ---------   -----------     ---------
CA - Southern                          345     $117,917,749          19.53%         6.162%        715      $341,791        76.93%
CA - Northern                          251       96,307,476          15.95          6.281         718       383,695        76.84
FL                                     236       52,007,794           8.61          6.337         714       220,372        78.77
VA                                     140       46,791,537           7.75          6.208         719       334,225        78.19
AZ                                     132       32,057,918           5.31          6.246         713       242,863        77.73
NV                                     125       31,979,855           5.30          6.175         716       255,839        78.29
MD                                      91       28,704,288           4.75          6.121         710       315,432        77.07
WA                                      94       23,760,978           3.94          6.095         711       252,776        77.96
IL                                      81       19,680,315           3.26          6.348         704       242,967        78.80
CO                                      92       18,928,340           3.14          6.262         709       205,743        78.79
Other                                  643      135,600,898          22.46          6.323         711       210,888        78.05
----------------------------   -----------  ---------------   -------------  -------------  ---------  ------------    ---------
Total:                               2,230     $603,737,148        100.00%          6.245%        714      $270,734        77.70%
============================   ===========  ===============   =============  ============= ==========  ============    ==========




                                  Weighted
                                    Avg.
                                  Combined      Pct. Full       Pct. Owner
   State                            LTV            Doc           Occupied
----------------------------   ----------   ---------------   ------------
CA - Southern                       87.76%       20.51%         86.13%
CA - Northern                       87.14        16.90          84.14
FL                                  86.88        15.60          61.14
VA                                  87.60        32.98          78.20
AZ                                  86.09        35.08          67.94
NV                                  85.50        25.02          71.03
MD                                  85.34        42.85          80.06
WA                                  90.40        36.75          83.62
IL                                  88.72        26.42          84.51
CO                                  90.16        44.10          71.56
Other                               86.41        34.46          70.41
----------------------------   -----------   -----------   ------------
Total:                              87.16%       27.26%         76.85%
============================   ===========   ===========   ============





                                                     Distribution by Zip Code

                                                                  Pct. Of                    Weighted                 Weighted
                                                                  Pool By       Weighted       Avg.         Avg.        Avg.
                                  Number Of       Principal      Principal     Avg. Gross     Current     Principal   Original
   Zip Code                         Loans          Balance        Balance        Coupon        FICO         Balance     LTV
----------------------------   -----------  ---------------   -------------  ------------- ---------   -----------   ---------
95757                                    7       $3,214,958         0.53%         5.857%        710      $459,280        78.37%
92373                                    4        2,545,000         0.42          5.884         733       636,250        75.70
92563                                    7        2,381,248         0.39          5.888         704       340,178        79.03
95835                                    8        2,280,360         0.38          6.392         709       285,045        80.62
91913                                    6        2,192,348         0.36          6.202         730       365,391        80.00
20002                                    6        2,153,978         0.36          6.466         709       358,996        79.99
92392                                    7        2,097,842         0.35          6.103         725       299,692        83.83
85255                                    3        2,061,100         0.34          6.478         701       687,033        73.38
94587                                    5        2,047,200         0.34          6.863         727       409,440        75.76
91730                                    6        2,046,513         0.34          5.811         724       341,086        77.56
Other                                2,171      580,716,600        96.19          6.248         714       267,488        77.68
----------------------------   -----------  ---------------   -------------  ------------- ---------   ------------    ---------
Total:                               2,230     $603,737,148       100.00%         6.245%        714      $270,734        77.70%
============================   ===========  ===============   =============  ============= ==========  ============    ==========




                                  Weighted
                                    Avg.
                                  Combined      Pct. Full       Pct. Owner
   Zip Code                         LTV            Doc           Occupied
----------------------------  -----------   ---------------   ------------
95757                               87.30%         55.54%         83.89%
92373                               85.84           0.00          80.35
92563                               92.83          14.45         100.00
95835                               93.69          34.25          66.60
91913                               98.62          47.28         100.00
20002                               90.23          16.70          71.44
92392                               93.76          28.10         100.00
85255                               76.26          19.21          66.23
94587                               89.13           0.00          61.41
91730                               89.72          25.67          69.17
Other                               87.06          27.34          76.71
----------------------------     -----------   -----------   ------------
Total:                              87.16%       27.26%         76.85%
============================     ===========   ===========   ============






                                           Distribution by Remaining Months to Maturity


                                                                  Pct. Of                    Weighted                   Weighted
                                                                  Pool By       Weighted       Avg.         Avg.         Avg.
                                  Number Of       Principal      Principal     Avg. Gross     Current     Principal     Original
Remaining Months to Maturity        Loans          Balance        Balance        Coupon        FICO         Balance       LTV
----------------------------   -----------  ---------------   -------------  ------------- ---------   -----------     ---------
301 - 360                            2,230     $603,737,148        100.00%         6.245%         714      $270,734       77.70%
----------------------------   -----------  ---------------   -------------  ------------- ---------   ------------    ---------
Total:                               2,230     $603,737,148        100.00%          6.245%        714      $270,734        77.70%
============================   ===========  ===============   =============  ============= ==========  ============    ==========




                                  Weighted
                                    Avg.
                                  Combined      Pct. Full       Pct. Owner
Remaining Months to Maturity        LTV            Doc           Occupied
----------------------------   ----------   ---------------   ------------
301 - 360                            87.16%       27.26%         76.85%
----------------------------     -----------   -----------   ------------
Total:                                87.16%      27.26%         76.85%
============================     ===========   ===========   ============




------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.



                                                   Distribution by Amortization Type


                                                                  Pct. Of                    Weighted                   Weighted
                                                                  Pool By       Weighted       Avg.         Avg.         Avg.
                                  Number Of       Principal      Principal     Avg. Gross     Current     Principal     Original
   Amortization Type                Loans          Balance        Balance        Coupon        FICO         Balance       LTV
----------------------------   -----------  ---------------   -------------  ------------- ---------   -----------     ---------
1 Year ARM                              72      $21,316,069           3.53%         6.899%        695      $296,057        78.71%
10 Year ARM                            112       26,465,071           4.38          6.404         716       236,295        76.82
2 Year ARM                             124       41,109,243           6.81          6.552         722       331,526        78.57
3 Year ARM                             448      136,145,343          22.55          6.433         715       303,896        77.97
5 Year ARM                           1,345      342,906,280          56.80          6.095         713       254,949        77.60
7 Year ARM                             129       35,795,140           5.93          6.110         722       277,482        76.71
----------------------------   -----------  ---------------   -------------  ------------- ---------   ------------    ---------
Total:                               2,230     $603,737,148        100.00%          6.245%        714      $270,734        77.70%
============================   ===========  ===============   =============  ============= ==========  ============    ==========




                                 Weighted
                                   Avg.
                                 Combined      Pct. Full       Pct. Owner
   Amortization Type               LTV            Doc           Occupied
----------------------------   -----------   ---------------   ------------
1 Year ARM                           88.30%       12.01%         50.87%
10 Year ARM                          84.05        23.61          72.72
2 Year ARM                           91.99        10.39          78.80
3 Year ARM                           87.68        20.18          72.24
5 Year ARM                           86.98        30.92          80.40
7 Year ARM                           82.88        50.23          76.71
----------------------------    -----------   -----------   ------------
Total:                               87.16%       27.26%         76.85%
============================    ===========   ===========   ============



                                              Distribution by Prepayment Term Months

                                                                  Pct. Of                    Weighted                   Weighted
                                                                  Pool By       Weighted       Avg.         Avg.         Avg.
                                  Number Of       Principal      Principal     Avg. Gross     Current     Principal     Original
Prepayment Term Months              Loans          Balance        Balance        Coupon        FICO         Balance       LTV
----------------------------   -----------  ---------------   -------------  ------------- ---------   -----------     ---------
0                                    1,608     $460,309,354         76.24%          6.216%        716      $286,262        77.81%
12                                     186       47,839,340           7.92          6.037         702       257,201        76.42
24                                       5          379,029           0.06          7.075         708        75,806        79.50
30                                       1           64,371           0.01          6.125         736        64,371        80.00
36                                     334       76,665,314          12.70          6.544         710       229,537        77.63
42                                       4        1,008,117           0.17          7.310         722       252,029        79.87
60                                      92       17,471,623           2.89          6.202         710       189,909        78.56
----------------------------   -----------  ---------------   -------------  ------------- ---------   ------------    ---------
Total:                               2,230     $603,737,148        100.00%          6.245%        714      $270,734        77.70%
============================   ===========  ===============   =============  ============= ==========  ============    ==========



                                    Weighted
                                      Avg.
                                    Combined    Pct. Full       Pct. Owner
Prepayment Term Months                LTV          Doc           Occupied
----------------------------      ----------    -----------   ------------
0                                     87.17%      30.08%         80.89%
12                                    87.48       21.09          82.83
24                                    95.80       62.54          37.46
30                                    80.00        0.00           0.00
36                                    86.80       17.53          53.50
42                                    92.14        0.00          23.91
60                                    86.97       13.43          60.79
----------------------------    -----------   -----------   ------------
Total:                                87.16%      27.26%        76.85%
============================    ===========   ===========   ============






                                                   Distribution by Periodic Cap

                                                                   Pct. Of                    Weighted                 Weighted
                                                                  Pool By       Weighted       Avg.         Avg.         Avg.
                                  Number Of       Principal      Principal     Avg. Gross     Current     Principal     Original
   Periodic Cap                     Loans          Balance        Balance        Coupon        FICO         Balance       LTV
----------------------------   -----------  ---------------   -------------  ------------- ---------   -----------   ---------
1.00 - 1.49%                           778     $238,430,160         39.49%         6.608%        715      $306,466       78.19%
2.00 - 2.49%                         1,452      365,306,988         60.51          6.008         713       251,589       77.39
----------------------------   -----------  ---------------   -------------  -------------  ---------   ------------    --------
Total:                               2,230     $603,737,148        100.00%          6.245%       714      $270,734      77.70%
============================   ===========  ===============   =============  ============= ==========  ============    =========






                                    Weighted
                                     Avg.
                                   Combined      Pct. Full       Pct. Owner
   Periodic Cap                      LTV            Doc           Occupied
----------------------------   -----------   ---------------   ------------
1.00 - 1.49%                         88.67%       13.37%         70.68%
2.00 - 2.49%                         86.17        36.32          80.88
----------------------------       -----------   -----------   ------------
Total:                               87.16%       27.26%         76.85%
============================      ===========   ===========   ============




                                               Distribution by Months to Rate Reset

                                                                  Pct. Of                    Weighted                   Weighted
                                                                  Pool By       Weighted       Avg.         Avg.         Avg.
   Months To                      Number Of       Principal      Principal     Avg. Gross     Current     Principal     Original
   Rate Reset                       Loans          Balance        Balance        Coupon        FICO         Balance       LTV
----------------------------   -----------  ---------------   -------------  ------------- ---------   -----------      ---------
10 & Below                              11       $3,533,975          0.59%          6.770%        689      $321,270        80.31%
11 - 20                                 61       17,782,095           2.95          6.925         697       291,510        78.40
21 - 30                                130       42,170,008           6.98          6.545         722       324,385        78.52
31 - 40                                442      135,084,578          22.37          6.434         715       305,621        77.98
51 - 60                              1,345      342,906,280          56.80          6.095         713       254,949        77.60
71 - 80                                 14        2,702,874           0.45          6.322         721       193,062        81.73
81 - 90                                115       33,092,267           5.48          6.092         722       287,759        76.30
111 - 120                              111       26,373,871           4.37          6.404         715       237,602        76.81
>= 121                                   1           91,200           0.02          6.625         754        91,200        80.00
----------------------------   -----------  ---------------   -------------  ------------- ---------   ------------    ---------
Total:                               2,230     $603,737,148        100.00%          6.245%        714      $270,734        77.70%
============================   ===========  ===============   =============  ============= ==========  ============    ==========



                                   Weighted
                                     Avg.
   Months To                       Combined      Pct. Full       Pct. Owner
   Rate Reset                        LTV            Doc           Occupied
----------------------------   -----------   ---------------   ------------
10 & Below                             86.65%      24.45%         35.32%
11 - 20                                88.63        9.53          53.96
21 - 30                                91.78       10.56          78.78
31 - 40                                87.71       20.21          72.19
51 - 60                                86.98       30.92          80.40
71 - 80                                93.57       59.21          52.36
81 - 90                                82.01       49.50          78.70
111 - 120                              83.99       23.69          72.62
>= 121                                100.00        0.00         100.00
----------------------------      -----------   -----------   ------------
Total:                                 87.16%      27.26%         76.85%
============================      ===========   ===========   ============





------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                              Distribution by Maximum Lifetime Rate

                                                                   Pct. Of                    Weighted                 Weighted
                                                                  Pool By       Weighted       Avg.         Avg.         Avg.
                                  Number Of       Principal      Principal     Avg. Gross     Current     Principal     Original
Maximum Lifetime Rate               Loans          Balance        Balance        Coupon        FICO         Balance       LTV
----------------------------   -----------  ---------------   -------------  ------------- ---------   -----------      --------
10.49% & Below                         140      $34,486,404           5.71%         5.313%        713      $246,331       76.34%
10.50 - 10.99%                         593      149,013,695          24.68          5.706         716       251,288        76.73
11.00 - 11.49%                         478      132,977,430          22.03          6.130         716       278,195        77.54
11.50 - 11.99%                         364      103,172,722          17.09          6.447         716       283,442        77.95
12.00 - 12.49%                         231       68,419,820          11.33          6.528         717       296,190        78.30
12.50 - 12.99%                         225       67,717,654          11.22          6.773         707       300,967        78.36
13.00 - 13.49%                         136       34,335,754           5.69          7.180         704       252,469        79.43
13.50 - 13.99%                          55       12,121,633           2.01          7.660         705       220,393        80.89
14.00 - 14.49%                           7        1,144,036           0.19          8.098         710       163,434        81.49
14.50 - 14.99%                           1          348,000           0.06          8.500         669       348,000        80.00
----------------------------   -----------  ---------------   -------------  -------------  ---------   ------------    ---------
Total:                               2,230     $603,737,148        100.00%          6.245%        714      $270,734        77.70%
============================   ===========  ===============   =============  =============  ==========  ============    ==========




                                 Weighted
                                    Avg.
                                  Combined      Pct. Full       Pct. Owner
Maximum Lifetime Rate               LTV            Doc           Occupied
----------------------------  -----------   ---------------   ------------
10.49% & Below                       84.08%       48.08%         83.21%
10.50 - 10.99%                        86.20        45.95          85.65
11.00 - 11.49%                        86.66        29.10          81.38
11.50 - 11.99%                        87.19        21.28          75.18
12.00 - 12.49%                        88.39         8.26          76.91
12.50 - 12.99%                        87.84        11.78          65.92
13.00 - 13.49%                        90.52        12.32          52.70
13.50 - 13.99%                        91.70         8.27          49.13
14.00 - 14.49%                        94.76         0.00          47.35
14.50 - 14.99%                        90.00         0.00           0.00
----------------------------      -----------   -----------   ------------
Total:                               87.16%       27.26%         76.85%
============================     ===========   ===========   ============





                                              Distribution by Minimum Lifetime Rate

                                                                  Pct. Of                    Weighted                   Weighted
                                                                  Pool By       Weighted       Avg.         Avg.         Avg.
                                  Number Of       Principal      Principal     Avg. Gross     Current     Principal     Original
Minimum Lifetime Rate               Loans          Balance        Balance        Coupon        FICO         Balance       LTV
----------------------------   -----------  ---------------   -------------  ------------- ---------   -----------     ---------
2.00 - 2.49%                         1,322     $326,123,210         54.02%         6.073%        713      $246,689       77.47%
2.50 - 2.99%                           837      251,115,555         41.59          6.490         714       300,019        78.07
3.00 - 3.49%                            71       26,498,383          4.39          6.046         730       373,217        77.12
----------------------------   -----------  ---------------   -------------  -------------  ---------   ------------    ---------
Total:                               2,230     $603,737,148        100.00%         6.245%        714      $270,734        77.70%
============================   ===========  ===============   =============  ============= ==========  ============    ==========



                                 Weighted
                                   Avg.
                                 Combined      Pct. Full       Pct. Owner
Minimum Lifetime Rate              LTV            Doc           Occupied
----------------------------  ----------   ---------------   ------------
2.00 - 2.49%                       87.95%        27.50%         84.52%
2.50 - 2.99%                        86.51         24.85          67.02
3.00 - 3.49%                        83.55         47.01          75.65
----------------------------     -----------   -----------   ------------
Total:                              87.16%       27.26%         76.85%
============================    ===========   ===========   ============




                                                      Distribution by Margin

                                                                  Pct. Of                    Weighted                   Weighted
                                                                  Pool By       Weighted       Avg.         Avg.         Avg.
                                  Number Of       Principal      Principal     Avg. Gross     Current     Principal     Original
   Margin                           Loans          Balance        Balance        Coupon        FICO         Balance       LTV
----------------------------   -----------  ---------------   -------------  ------------- ---------   -----------   ---------
2.00 - 2.49%                         1,324     $326,584,500          54.09%      6.073%        713      $246,665        77.49%
2.50 - 2.99%                           836      250,716,865          41.53       6.492         714       299,901        78.04
3.00 - 3.49%                            70       26,435,783           4.38       6.041         730       377,654        77.11
----------------------------   -----------  ---------------   -------------  ----------   ---------   ------------    ---------
Total:                               2,230     $603,737,148        100.00%       6.245%        714      $270,734        77.70%
============================   ===========  ===============   =============  ============= ==========  ============    ==========





                                    Weighted
                                      Avg.
                                    Combined      Pct. Full       Pct. Owner
   Margin                             LTV            Doc           Occupied
----------------------------     ------------   ---------------   ------------
2.00 - 2.49%                         87.95%       27.61%         84.54%
2.50 - 2.99%                         86.50        24.71          66.94
3.00 - 3.49%                         83.52        47.13          75.83
----------------------------      -----------   -----------    ------------
Total:                               87.16%       27.26%         76.85%
============================       ===========   ===========   ============




                                               Distribution by First Adjustment Cap

                                                                  Pct. Of                    Weighted                   Weighted
                                                                  Pool By       Weighted       Avg.         Avg.         Avg.
                                  Number Of       Principal      Principal     Avg. Gross     Current     Principal     Original
First Adjustment Cap                Loans          Balance        Balance        Coupon        FICO         Balance       LTV
----------------------------   -----------  ---------------   -------------  ------------- ---------   -----------     ---------
1.51 - 2.00%                           125      $37,345,502          6.19%          6.402%        704      $298,764        78.78%
2.51 - 3.00%                           181       64,661,164          10.71          6.313         726       357,244        77.39
4.51 - 5.00%                         1,922      501,322,281          83.04          6.225         713       260,834        77.67
5.51 - 6.00%                             2          408,200           0.07          6.401         759       204,100        76.51
----------------------------   -----------  ---------------   -------------  -------------  ---------   ------------    ---------
Total:                               2,230     $603,737,148        100.00%          6.245%        714      $270,734        77.70%
============================   ===========  ===============   =============  ============= ==========   ============    ==========



                                    Weighted
                                     Avg.
                                    Combined      Pct. Full       Pct. Owner
First Adjustment Cap                   LTV            Doc           Occupied
----------------------------        ---------   ---------------   ------------
1.51 - 2.00%                           86.12%      29.47%         68.64%
2.51 - 3.00%                           88.45       25.03          77.43
4.51 - 5.00%                           87.07       27.34          77.45
5.51 - 6.00%                           76.51       69.82           0.00
----------------------------       -----------   -----------   ------------
Total:                                 87.16%       27.26%        76.85%
============================       ===========   ===========   ============





------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.



                                              Distribution by Periodic Lifetime Cap

                                                                  Pct. Of                    Weighted                   Weighted
                                                                  Pool By       Weighted       Avg.         Avg.         Avg.
                                  Number Of       Principal      Principal     Avg. Gross     Current     Principal     Original
Periodic Lifetime Cap               Loans          Balance        Balance        Coupon        FICO         Balance       LTV
----------------------------   -----------  ---------------   -------------  ------------- ---------   -----------     ---------
4.51 - 5.00%                         1,600     $412,561,638         68.33%         6.117%       714      $257,851       77.55%
5.51 - 6.00%                           630      191,175,510         31.67          6.522        714       303,453        78.03
----------------------------   -----------  ---------------   -------------  ------------- ---------   ------------    ---------
Total:                               2,230     $603,737,148        100.00%         6.245%       714      $270,734        77.70%
============================   ===========  ===============   =============  ============= ==========  ============    ==========



                                  Weighted
                                    Avg.
                                  Combined      Pct. Full       Pct. Owner
Periodic Lifetime Cap               LTV            Doc           Occupied
----------------------------   ----------   ---------------   ------------
4.51 - 5.00%                        86.50%       31.94%         79.31%
5.51 - 6.00%                        88.58        17.15          71.54
----------------------------     -----------   -----------   ------------
Total:                              87.16%       27.26%         76.85%
============================     ===========   ===========   ============





                                               Distribution by Interest Only Loans

                                                                  Pct. Of                    Weighted                   Weighted
                                                                  Pool By       Weighted       Avg.         Avg.          Avg.
                                  Number Of       Principal      Principal     Avg. Gross     Current     Principal     Original
Interest Only Loans                 Loans          Balance        Balance        Coupon        FICO         Balance       LTV
----------------------------   -----------  ---------------   -------------  ------------- ---------   -----------     ---------
N                                      197      $45,085,535        7.47%         6.386%        714      $228,861        77.45%
Y                                    2,033      558,651,613       92.53          6.234         714       274,792        77.72
----------------------------   -----------  ---------------   -------------  ------------- ---------   ------------    ---------
Total:                               2,230     $603,737,148      100.00%         6.245%        714      $270,734        77.70%
============================   ===========  ===============   =============  ============= ==========  ============    ==========



                                   Weighted
                                     Avg.
                                   Combined      Pct. Full       Pct. Owner
Interest Only Loans                  LTV            Doc           Occupied
----------------------------     ----------   ---------------   ------------
N                                   83.28%        26.07%         69.81%
Y                                   87.47         27.35          77.42
----------------------------      -----------   ----------    ------------
Total:                              87.16%        27.26%         76.85%
============================      ===========   ==========    ============



                                                Distribution by Interest Only Term


                                                                  Pct. Of                    Weighted                   Weighted
                                                                  Pool By       Weighted       Avg.         Avg.         Avg.
                                  Number Of       Principal      Principal     Avg. Gross     Current     Principal     Original
Interest Only Term                  Loans          Balance        Balance        Coupon        FICO         Balance       LTV
----------------------------   -----------  ---------------   -------------  ------------- ---------   -----------    ---------
0                                      197      $45,085,535          7.47%          6.386%        714      $228,861        77.45%
6                                        1        1,094,409           0.18          6.000         767     1,094,409        70.00
36                                      99       39,016,035           6.46          5.919         726       394,101        77.73
60                                   1,160      289,576,575          47.96          6.034         711       249,635        77.82
84                                      96       27,730,739           4.59          6.100         725       288,862        77.91
120                                    677      201,233,854          33.33          6.602         714       297,244        77.60
----------------------------   -----------  ---------------   -------------  -------------  ---------   ------------    ---------
Total:                               2,230     $603,737,148        100.00%          6.245%        714      $270,734        77.70%
============================   ===========  ===============   =============  ============= ==========  ============    ==========




                                      Weighted
                                       Avg.
                                     Combined      Pct. Full       Pct. Owner
Interest Only Term                      LTV            Doc           Occupied
----------------------------      ------------   ---------------   ------------
0                                       83.28%       26.07%         69.81%
6                                       70.00         0.00         100.00
36                                      84.85        41.19          76.70
60                                      87.51        33.24          80.92
84                                      83.87        47.50          72.14
120                                     88.51        13.56          73.12
----------------------------        -----------   -----------   ------------
Total:                                  87.16%       27.26%         76.85%
============================       ===========   ===========   ============








------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          46